                              LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                             ENDED JULY 31, 1997

           KEMPER HORIZON 20+ PORTFOLIO

           KEMPER HORIZON 10+ PORTFOLIO

           KEMPER HORIZON 5 PORTFOLIO

      Kemper Horizon Fund p         Horizon
                                                   " . . . we've focused on good
                                                       long-term investments and
                                                              on realizing gains

                                                         for shareholders . . ."

                                                                     KEMPER LOGO

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
9
PORTFOLIO STATISTICS
 LARGEST HOLDINGS
14
PORTFOLIO OF INVESTMENTS
32
REPORT OF INDEPENDENT AUDITORS
33
FINANCIAL STATEMENTS
35
NOTES TO FINANCIAL STATEMENTS
40
FINANCIAL HIGHLIGHTS

At A GLANCE
-----------------------------------------------------------------------
KEMPER HORIZON FUND TOTAL RETURNS*
-----------------------------------------------------------------------
FOR THE YEAR ENDED JULY 31, 1997
(UNADJUSTED FOR ANY SALES CHARGE)



                          CLASS A   CLASS B   CLASS C
-----------------------------------------------------------------------
  KEMPER HORIZON 20+
  PORTFOLIO               33.90%    33.01%    32.80%
-----------------------------------------------------------------------
  KEMPER HORIZON 10+
  PORTFOLIO               27.43%    26.25%    25.97%
-----------------------------------------------------------------------
  KEMPER HORIZON 5
  PORTFOLIO               19.02%    18.15%    18.13%
-----------------------------------------------------------------------

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. During the period noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

-----------------------------------------------------------------------
KEMPER HORIZON FUND
LIPPER RANKINGS*
-----------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THEIR RESPECTIVE LIPPER CATEGORIES

                       CLASS A    CLASS B    CLASS C
-----------------------------------------------------------------------
  KEMPER HORIZON
  20+ PORTFOLIO         #47 of     #50 of     #51 of
  1-YEAR              204 funds  204 funds  204 funds
-----------------------------------------------------------------------
  KEMPER HORIZON
  10+ PORTFOLIO        #222 of    #244 of    #246 of
  1-YEAR              317 funds  317 funds  317 funds
-----------------------------------------------------------------------
  KEMPER HORIZON
  5 PORTFOLIO          #26 of     #34 of     #35 of
  1-YEAR              53 funds   53 funds   53 funds
-----------------------------------------------------------------------

* Lipper Analytical Services, Inc. rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Rankings are historical and do not reflect future performance. The portfolios are compared to their respective Lipper categories as follows: Flexible Portfolio, Balanced and Income.

-----------------------------------------------------------------------
  NET ASSET VALUE
-----------------------------------------------------------------------
                                  AS OF     AS OF
                                 7/31/97   7/31/96
-----------------------------------------------------------------------
  KEMPER HORIZON 20+ PORTFOLIO
  CLASS A                        $12.89     $9.72
-----------------------------------------------------------------------
  KEMPER HORIZON 20+ PORTFOLIO
  CLASS B                        $12.79     $9.65
-----------------------------------------------------------------------
  KEMPER HORIZON 20+ PORTFOLIO
  CLASS C                        $12.80     $9.67
-----------------------------------------------------------------------
  KEMPER HORIZON 10+ PORTFOLIO
  CLASS A                        $12.01     $9.60
-----------------------------------------------------------------------
  KEMPER HORIZON 10+ PORTFOLIO
  CLASS B                        $12.00     $9.60
-----------------------------------------------------------------------
  KEMPER HORIZON 10+ PORTFOLIO
  CLASS C                        $11.98     $9.60
-----------------------------------------------------------------------
  KEMPER HORIZON 5 PORTFOLIO
  CLASS A                        $11.06     $9.57
-----------------------------------------------------------------------
  KEMPER HORIZON 5 PORTFOLIO
  CLASS B                        $11.06     $9.57
-----------------------------------------------------------------------
  KEMPER HORIZON 5 PORTFOLIO
  CLASS C                        $11.07     $9.57
-----------------------------------------------------------------------

-----------------------------------------------------------------------
DIVIDEND REVIEW
-----------------------------------------------------------------------

DURING THE YEAR ENDED JULY 31, 1997, THE FUND MADE THE FOLLOWING
DISTRIBUTIONS PER SHARE:

                               INCOME DIVIDEND
                         CLASS A   CLASS B   CLASS C
-----------------------------------------------------------------------
  KEMPER HORIZON 20+
  PORTFOLIO              $0.1040   $0.0380   $0.0350
-----------------------------------------------------------------------
  KEMPER HORIZON 10+
  PORTFOLIO              $0.1990   $0.1067   $0.1013
-----------------------------------------------------------------------
  KEMPER HORIZON 5
  PORTFOLIO              $0.2990   $0.2242   $0.2131
-----------------------------------------------------------------------


TERMS TO KNOW

YOUR FUND'S STYLE

                              MORNINGSTAR EQUITY STYLE BOX

EQUITY STYLE BOX

                              Source: Morningstar, Inc., Chicago, IL (312)
STYLE                         696-6000. (Morningstar Style Box is based on a
 VALUE   BLEND  GROWTH        portfolio date as of July 31, 1997.) The Equity
                       SIZE   Style Box placement is based on a fund's
 / /      /X/    / /   LARGE  price-to-earnings and price-to-book ratio
                              relative to the S&P 500, as well as the size of
 / /      / /    / /   MEDIUM the companies in which it invests, or median
                              market capitalization.
 / /     / /     / /   SMALL
                              Please note that style boxes do not represent exact assessment of risk and do not represent future performance. Please note that style boxes do not represent an performance. Please consult the prospectus for a description of investment policies.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $80 BILLION IN ASSETS, INCLUDING $45 BILLION IN
RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

A self-regulating economy, a balanced budget agreement and a positive stock market all have contributed to another excellent year for investors. Given the extended length of today's bull market (which celebrated its 15th anniversary on August 12), it is prudent to wonder whether the end is near. Our position is that while there is a certain precariousness to today's environment, which we will elaborate on below, we see little to suggest that there will be more than occasional market corrections.

     Bipartisan agreement to balance the federal budget by the year 2002 represents significant progress that should benefit investors over the long term. By reducing the burden of capital gains and eliminating certain tax loopholes, the Taxpayer Relief Act of 1997 and the Balanced Budget Act of 1997 have the potential to meaningfully affect behavior. Now that the ceiling has been raised on capital gains from the sale of a home, empty nesters will be more inclined to move out of homes and into smaller condominiums. Added investment and savings options should help boost the country's sagging savings rate. From a social perspective, government's action to widen the difference between the taxation rate on capital gains and on income reflects a conscious effort to encourage capital investment. The more people and businesses can do for themselves, the less likely they are to rely on the government, which should help restrain federal spending.

     The maximum tax on long-term capital gains is now 20 percent versus a maximum of approximately 40 percent on ordinary income earned by Americans in the highest income tax brackets. This dramatic difference could have some influence on the management of mutual funds in the future. Although few investment decisions are based on their tax consequences, the legislation supports a "buy and hold" approach to investing, by which a mutual fund generates investment returns through gains on investments held 18 months or longer. Such gains are taxed at the reduced capital gains rate. On the margin, portfolio managers should focus on long-term investing -- the strategy that we have always supported.

     In addition, mutual funds will gain investment flexibility with the new law's repeal of what has been called the "short/short rule."
Previously, investment companies had been subject to a 30 percent limitation on total income arising from the sale of securities held less than three months -- or face severe tax consequences. The lifting of this limitation provides newer funds, in particular, with much needed maneuvering ability.

     You can expect to hear more from Kemper about the implications of the new legislation, and specifically about the tax reporting changes, over the next several weeks and months. Overall, we believe that this legislation is something the country can be proud of. It represents years of a commitment on the part of the federal government to hold spending in check and refrain from creating new programs. Expanding corporate revenues and profits in an extended period of low inflation also contributed to making this investor-friendly environment possible.

     As we look toward the end of the year, we see little to trouble us. The economy appears to be in excellent condition. Continuing the alternatingly fast/slow pace that we have experienced for several months, the fast-growing first quarter was followed by a slower second quarter. Such self-regulation has minimized any need for the Federal Reserve Board to raise interest rates again. We don't rule out the possibility of another hike in the fourth quarter, however.

     Inflation is very low. In spite of unemployment being the lowest we have seen in decades, wage pressures are still manageable. For example, the United Parcel Service strike and the earlier steel and airlines work actions represent the most union activity we have seen in 10 years. Encouraged by the low unemployment (and therefore high demand for workers), the unions are becoming bolder but in the end seem ready to resolve disputes sensibly. As a consequence, wage increases remain moderate.

     Our primary concern is the very high valuations of the stock market. All things considered, it is difficult to see where we can go from here. With prices at such heady

ECONOMIC OVERVIEW

-----------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
-----------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                                  NOW (8/31/97)      6 MONTHS AGO      1 YEAR AGO       2 YEARS AGO
  10-YEAR TREASURY RATE(1)              6.3               6.69             6.83             6.2
  PRIME RATE(2)                         8.5               8.3              8.25             8.75
  INFLATION RATE(3)                     2.23              3.03             2.88             2.62
  THE U.S. DOLLAR(4)                   10.1               8.58             3.32            -1.17
  CAPITAL GOODS ORDERS(5)*             10.56              5.8              6.81             4.49
  INDUSTRIAL PRODUCTION(5)*             3.73              4.06             2.04             3.73
  EMPLOYMENT GROWTH(6)                  2.07              2.24             2.03             2.3


(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of July 31, 1997.

Source:  Economics Department, Zurich Kemper Investments, Inc.

levels, the market can be expected to react negatively to even minor earnings disappointments, as we have seen in August. Kemper's response to this market is to remain fully invested and to reduce risk by diversifying across a wider group of investment opportunities. Research, the first step in stock selection, is key in this kind of a market.

     Bond markets are obviously cheered by recent events, and prospects for income investors continue to be positive. Interest rates are stable and credit quality has not been an issue. A dwindling supply of municipal bonds has enabled municipal investments to outperform U.S. Treasuries.

     In such a fully valued domestic market, it can make sense to look to international markets for their growth potential. The strength of the dollar thus far this year has diminished returns but international opportunities look bright.

     With this commentary as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

September 11, 1997

                             IN A YEAR WHEN LARGE COMPANY STOCKS WERE BY FAR THE BEST PERFORMERS, THE PORTFOLIOS OF KEMPER HORIZON FUND NEVERTHELESS PERFORMED WELL.

Q

      COULD YOU RECAP THE PERFORMANCE OF THE VARIOUS MARKETS OVER THE LAST YEAR?

A
      Certainly. Much as in the first half of the fiscal year, large company domestic stocks continued to be by far the dominant performer for the period. The extent of large cap outperformance can be seen in the chart below. In addition, among large cap stocks, growth stocks tended to outgain value stocks. Q
      WHY HAVE BIG COMPANY GROWTH STOCKS TENDED TO OUTPERFORM?
A
      There have been several reasons. First, earnings of blue chip companies have remained strong, and in fact have often surprised on the upside.
  Second, the moderate rise in interest rates over the last several months has prompted investors to wonder whether the stock market rally can sustain its torrid pace. During times of uncertainty, the stocks of large companies tend to outperform small company stocks because they are considered more reliable performers should the economy slow or earnings growth diminish.
  Also, there has been a tremendous influx of cash into the market from retirement plans, pension funds and international sources. The majority of this money has been invested in large company stocks, as they are

PERFORMANCE Update

In March 1997, Daniel J. Bukowski and William Knapp were named portfolio co-managers of Kemper
Horizon Fund.
PHOTO
Daniel J. Bukowski is a senior vice president and director of quantitative research for Zurich Kemper Investments, Inc. (ZKI). Bukowski also manages Kemper Quantitative Equity Fund and co-manages Kemper Value+Growth Fund. He has more than 10 years of experience in the capital markets and holds a bachelor's degree and an M.B.A. from the University of Chicago.

PHOTO
William Knapp joined Zurich Kemper Investments, Inc. (ZKI) in 1992 as a quantitative analyst. He also co-manages Kemper Value+Growth Fund. Knapp received his B.S. and graduated magna cum laude at Drake University and his M.S. at the University of Wisconsin-Madison. He also earned his Ph.D. at the University of Wisconsin- Madison with an emphasis in Industrial Organization and Finance.
The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report, as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions. LARGE CAPITALIZATION STOCKS OUTPERFORMED OTHER AS

                                                                               5
SET CLASSES GRAPH

PERFORMANCE UPDATE

viewed as more conservative investments than mid-cap or small-cap stocks, and therefore better candidates for retirement assets.
  And finally, investors have been focusing on a very concentrated group of stocks: large, multinational companies with strong brands such as Coke, Procter & Gamble and McDonald's. This demand stems largely from investors looking to capitalize on the improving economic environment overseas. To gain exposure to foreign markets, they're choosing a few big, established, domestic companies with which they're comfortable. The result has been powerful price gains on a few selected stocks.


Q      HOW HAS THE KEMPER HORIZON FUND PERFORMED IN THIS ENVIRONMENT?


A      Overall, the portfolios performed well. The Horizon 20+ Portfolio Class A shares - the portfolio most heavily weighted in equities - posted a total return of 33.90% (unadjusted for sales charge) for the fiscal year. The Horizon 10+ Portfolio Class A shares returned 27.43% (unadjusted for sales charge), and the Horizon 5 Portfolio Class A shares, with more than half invested in bonds, returned 19.02% (unadjusted for sales charge) for the same period.

       Even though each portfolio is partially invested in bonds, we still would have liked to see the portfolios' returns more closely reflect those of the stock market than they did during the past year. But the significant outperformance of one part of the market - large cap stocks - made that difficult. In essence, the fund's broad diversification worked against it relative to the S&P 500. Part of the reason for this is that the S&P 500 is market capitalization-weighted, meaning that the largest companies account for a proportionate share of the index's performance. In fact, one third of the S&P 500's value is currently in the top 25 companies. Due to the gains made by the largest company stocks, it was tough to keep pace with the index.

       In addition, our style of investing - "growth at the right price" - has been out of favor recently. An apt description of the current trend might be "growth at ANY price." Investors seem willing to pay any amount to own big multinationals. To us, this trend is reminiscent of the so-called "Nifty 50" stocks of the early 70s. Those were also big, consumer-product companies with strong brand names that people thought would just keep growing unabated. Like today's favored companies, "Nifty 50" stocks sold at exorbitant multiples. Of course, in the ensuing bear market of 1973-74, the highest flying stocks suffered the steepest declines.


Q      DO YOU THINK THIS "GROWTH AT ANY PRICE" TREND WILL CONTINUE FOR VERY
LONG?


A      Actually, the advance has started to broaden of late. Smaller company stocks have started to come around, and technology stocks led the market in May and June. Historically, the market has tended to recognize value, so we plan to stay disciplined and stick to our guns. The worst thing we could do is to change our approach and buy "Nifty 50"-type stocks at the top and then get whipsawed.

       We've really been happy with the make-up of the portfolio, so a lot of trading hasn't been necessary. Any new money that comes in we've been allocating to small company stocks, some of which represent excellent values in our opinion, and to beef up the fund's international holdings.

       The bottom line is we've focused on good long-term investments and on realizing gains for our shareholders.


Q      WHAT STRATEGIES HAVE YOU USED TO MANAGE THE FUND IN THIS MARKET?


A      Our strategy has always been one of "bottom-up" stock picking rather than trying to predict broad market moves. So we've looked for individual stocks that offer multinational exposure but are selling at what we believe are attractive values.

       We've also paid strict attention to the investment parameters of the fund. The Horizon 20+ Portfolio is very close to its 80% stocks/20% bonds benchmark. Likewise, the 10+ and 5 Portfolios are very near their prescribed allocations. We firmly believe that other asset classes will catch up to the large cap market, and we want to make sure that the fund is well represented across the board if that happens.

       Overall, we've just tried to be patient and to find stocks that we think will perform well when investors decide they don't want to pay high prices relative to earnings growth.


Q      WHERE HAVE YOU FOUND OPPORTUNITIES THAT DON'T COST AS MUCH?


A      Tobacco stocks have been a cross-holding on both the value and growth sides of the portfolio. They offer the low P/E, high-yield characteristics that are attractive from a value standpoint. Plus, they continue to grow earnings, which is what growth managers look for. Tobacco stocks have been very volatile but have done well recently on news of a compromise agreement with federal health officials. Part of the volatility has to do with arbitrageurs trading on day-to-day news. But serious investors can see the long-term potential inherent in many of these companies.

       Another area of emphasis on the value side has been financial companies - banks, insurance companies and brokerages. They have continued to perform well, in particular regional banks which have been in

PERFORMANCE UPDATE

the midst of acquisitions and mergers. The Federal National Mortgage Association, or "Fannie Mae," is a big holding because we think interest rates will be flat to down. This should enable the stock to provide both growth potential and income. We think it's a solid value right now.

       Early in 1997, we bought a lot of big cap drug stocks, and overweighted them during much of their run up in the first half of the year. We've since sold many of them and reallocated to basic industries like chemicals, paper, steel, and commodities excluding oil. That reflects our expectation for solid economic growth.

       On the growth side of the portfolio, technology stocks remain our most significant position. We were probably a little too overweight in them during the first quarter when they were beaten up due to investor concerns over earnings. But many of them boasted - and continue to boast - growth rates three or four times that of the market as a whole. So we stuck with them and, for the most part, we were rewarded for our patience when they rebounded strongly in May and June. In fact, some have doubled off their Spring lows. We've also focused our technology holdings in larger companies that offer a bit more liquidity and therefore are lower-risk technology plays. Specific examples were networking companies like 3Com Corp., Cisco Systems, Novellus Systems and Ascend Communications, and smaller semiconductor companies such as Atmel Corp., Microchip Technology and Applied Materials.

Q      ANY STRATEGIES THAT DIDN'T WORK OUT AS WELL AS YOU'D HOPED?

A      Aside from getting into technology stocks a little early, we would like to have committed more to the big consumer non-durable companies, but they've just been too expensive for our taste. We misjudged the market's appetite for them, but trying to capture what the market likes isn't our game. We believe in growth at the right price, and prices on the select stocks that have driven the S&P 500 to all-time highs suggest to us that there is currently more risk than return potential in those companies.

Q      ARE YOU FAVORING VALUE OR GROWTH RIGHT NOW?

A      We are maintaining a slight bias - about a 60% position - to growth. The economy overall continues to grow at a moderate pace and interest rates are fairly stable. Growth stocks tend to perform better in such an environment, because they don't necessarily need a vibrant economy to sustain earnings growth. In fact, during the last two years people have been expecting earnings for growth companies to level off, but the date it's supposed to happen keeps getting pushed out. Until we see signs of an accelerating economy or a threat of significantly higher interest rates, we'll likely maintain our bias toward growth stocks.

Q      HOW ARE THE INTERNATIONAL ASSETS DISTRIBUTED?

A      Primarily, we tended to concentrate on growth companies there too, particularly in the European equity markets. Low inflation, low interest rates and moderate growth, combined with the benefits that the export sector experienced due to the dollar's strength, created a very positive investment environment. The sectors we tended to favor were pharmaceuticals and financial stocks. We remained underweighted in Asia, Japan in particular, as companies there continue to struggle with fairly sizable debt loads and - for them - sluggish economies.

Q      HOW DID THE BOND PORTION OF THE PORTFOLIOS DO?

A      Overall, the bond component of the portfolios did what they were supposed to do. In the longer-term portfolios, they helped dampen volatility. In the Horizon 5, bond prices ended up where they started the year, and we reaped the income from their coupon. Our trading has basically involved striving to keep income levels up. Because the interest rate environment is good and inflation has been all but forgotten, issuers aren't compensating investors to take extra risk. That brings yields down on lower quality bonds and makes it difficult to maintain the fund's income level. We've acted to help sustain income primarily by reducing the fund's Treasury exposure in favor of corporate bonds.

Q      WHAT'S YOUR OUTLOOK FOR THE NEXT SEVERAL MONTHS?

A      Overall, the outlook for stocks in general appears good. The most important factors remain positive: solid but not raging economic growth, subdued inflation, and a relatively benign global climate for interest rates.

       This combination of factors has led to dynamic growth for a select group of companies. But at some point, we believe people are going to want more upside potential for their investment dollar. Once that happens, we may see more volatility in the market averages, but improved performance from the "growth at the right price" stocks that we emphasize, particularly the smaller company and foreign stocks. Of course, the fund's broad diversification should help insulate shareholders from the stock market'svolatility, and offer them exposure to the markets that are performing best.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
KEMPER HORIZON 20+ PORTFOLIO
--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

  FOR PERIODS ENDED JULY 31, 1997 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                     1-YEAR   LIFE OF CLASS
------------------------------------------------------------------------------------------------------
  KEMPER HORIZON 20+ PORTFOLIO CLASS A               26.24%       17.43%      (since 12/29/95)
------------------------------------------------------------------------------------------------------
  KEMPER HORIZON 20+ PORTFOLIO CLASS B               30.01        19.13       (since 12/29/95)
------------------------------------------------------------------------------------------------------
  KEMPER HORIZON 20+ PORTFOLIO CLASS C               32.80        20.86       (since 12/29/95)
------------------------------------------------------------------------------------------------------

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER HORIZON 20+ PORTFOLIO CLASS A
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class A shares from 12/29/95 to 7/31/97
--------------------------------------------------------------------------------

                                                                                  12/29/95    12/31/96       07/31/97
----------------------------------------------------------------------------------------------------------------------------
  KEMPER HORIZON 20+ PORTFOLIO CLASS A(1)                                          10,000     10,848         12,912
  COMBINED S&P 500 STOCK INDEX AND LEHMAN BROTHERS GOV'T/CORP. BOND INDEX(1)       10,000     11,955         15,063
  S&P 500 STOCK INDEX+                                                             10,000     12,319         16,039
  LEHMAN BROTHERS GOV'T/CORP. BOND INDEX++                                         10,000     10,290         10,896

                                  [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER HORIZON 20+ PORTFOLIO CLASS B
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class B shares from 12/29/95 to 7/31/97
--------------------------------------------------------------------------------

                                                                                  12/29/95    12/31/96       07/31/97
----------------------------------------------------------------------------------------------------------------------------
  KEMPER HORIZON 20+ PORTFOLIO CLASS B(1)                                          10,000     11,398         13,211
  COMBINED S&P 500 STOCK INDEX AND LEHMAN BROTHERS GOV'T/CORP. BOND INDEX(1)       10,000     11,955         15,063
  S&P 500 STOCK INDEX+                                                             10,000     12,319         16,039
  LEHMAN BROTHERS GOV'T/CORP. BOND INDEX++                                         10,000     10,290         10,896

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER HORIZON 20+ PORTFOLIO CLASS C
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class C shares from 12/29/95 to 7/31/97
--------------------------------------------------------------------------------

                                                                                  12/29/95    12/31/96       07/31/97
----------------------------------------------------------------------------------------------------------------------------
  KEMPER HORIZON 20+ PORTFOLIO CLASS C(1)                                          10,000     11,406         13,518
  COMBINED S&P 500 STOCK INDEX AND LEHMAN BROTHERS GOV'T/CORP. BOND INDEX(1)       10,000     11,955         15,063
  S&P 500 STOCK INDEX+                                                             10,000     12,319         16,039
  LEHMAN BROTHERS GOV'T/CORP. BOND INDEX++                                         10,000     10,290         10,896

   *Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A Shares adjustment for the maximum sales charge of 5.75 percent and for Class B Shares adjustment for the applicable contingent deferred sales charge (CDSC) of 3 percent. The maximum CDSC is 4 percent. For C Shares purchased there is a 1 percent CDSC on certain redemptions within the first year of purchase. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A Shares and the contingent deferred sales charge in effect at the end of the period for B Shares. Each portfolio is compared to the S&P 500 Stock Index, Lehman Brothers Gov't/Corp. Bond Index and a blend of the S&P 500 and the Lehman Brothers Gov't/Corp. Bond Index. Kemper Horizon 20+ Portfolio is compared with a blend of 80 percent S&P 500 and 20 percent Lehman Brothers Gov't./Corp. Kemper Horizon 10+ Portfolio is compared with a blend of 60 percent S&P 500 and 40 percent Lehman Brothers Gov't./Corp. Kemper Horizon 5 Portfolio is compared with a blend of 40 percent S&P 500 and 60 percent Lehman Brothers Gov't/Corp. In comparing Kemper Horizon Fund to the indices, you should note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indices.

   +The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.

  ++The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of intermediate and long-term government and investment grade corporate debt securities. Source is Towers Data Systems.

STATISTICS FOR 20+ PORTFOLIO

PORTFOLIO COMPOSITION*

----------------------------------------------------------------------------------
KEMPER HORIZON 20+ PORTFOLIO*                       ON 7/31/97    ON 7/31/96
----------------------------------------------------------------------------------
    COMMON STOCKS                                        79%           79%
----------------------------------------------------------------------------------
    BONDS                                                20            20
----------------------------------------------------------------------------------
    CASH AND EQUIVALENTS                                  1             1
----------------------------------------------------------------------------------
                                                        100%          100%

                                                    [PIE CHART]   [PIE CHART]
                                                    ON 7/31/97    ON 7/31/96

LARGEST HOLDINGS
--------------------------------------------------------------------------------
THE PORTFOLIO'S LARGEST EQUITY HOLDINGS*
REPRESENTING 7.1% OF TOTAL NET ASSETS ON JULY 31, 1997
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
HOLDINGS                                                                                 PERCENT
------------------------------------------------------------------------------------------------
PHILIP MORRIS                 Largest cigarette maker in the U.S. Through its Miller         1.8%
                              Brewing subsidiary, it is also the country's second largest brewer. This company is also a major branded food producer through its Kraft Foods subsidiaries.


INTEL                         Engaged in the design, development, manufacture and sale of    1.4%
                              advanced microcomputer components, such as integrated
                              circuits and related products.


GENERAL ELECTRIC              Operates in major businesses including power generators,       1.4%
                              appliances, lighting, plastics, medical systems, aircraft
                              engines, financial services and broadcasting.


UST                           Manufactures and sells moist snuff, wine and other products.   1.3%


FEDERAL NATIONAL MORTGAGE     Often referred to as "Fannie Mae," this is a private           1.2%
ASSOCIATION                   corporation federally chartered to provide financial
                              products and services that increase the availability and
                              affordability of housing to low, moderate and middle-income
                              Americans.


*The portfolio's composition and holdings are subject to change.

PERFORMANCE UPDATE


KEMPER HORIZON 10+ PORTFOLIO
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*

  FOR PERIODS ENDED JULY 31, 1997 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                       1-YEAR   LIFE OF CLASS
-----------------------------------------------------------------------------------------------------
  KEMPER HORIZON 10+ PORTFOLIO CLASS A                20.05%       13.40%      (since 12/29/95)
-----------------------------------------------------------------------------------------------------
  KEMPER HORIZON 10+ PORTFOLIO CLASS B                23.25        15.04       (since 12/29/95)
-----------------------------------------------------------------------------------------------------
  KEMPER HORIZON 10+ PORTFOLIO CLASS C                25.97        16.63       (since 12/29/95)
-----------------------------------------------------------------------------------------------------


                                 [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER HORIZON 10+ PORTFOLIO CLASS A
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class A shares from 12/29/95 to 7/31/97
--------------------------------------------------------------------------------

                                                                                  12/29/95    12/31/96       07/31/97
----------------------------------------------------------------------------------------------------------------------------
  KEMPER HORIZON 10+ PORTFOLIO CLASS A(1)                                          10,000     10,584         12,214
  COMBINED S&P 500 STOCK INDEX AND LEHMAN BROTHERS GOV'T/CORP. BOND INDEX(1)       10,000     11,547         14,056
  S&P 500 STOCK INDEX+                                                             10,000     12,319         16,039
  LEHMAN BROTHERS GOV'T/CORP. BOND INDEX++                                         10,000     10,290         10,896

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER HORIZON 10+ PORTFOLIO CLASS B
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class B shares from 12/29/95 to 7/31/97
--------------------------------------------------------------------------------

                                                                                  12/29/95    12/31/96       07/31/97
----------------------------------------------------------------------------------------------------------------------------
  KEMPER HORIZON 10+ PORTFOLIO CLASS B(1)                                          10,000     11,152         12,496
  COMBINED S&P 500 STOCK INDEX AND LEHMAN BROTHERS GOV'T/CORP. BOND INDEX(1)       10,000     11,547         14,056
  S&P 500 STOCK INDEX+                                                             10,000     12,319         16,039
  LEHMAN BROTHERS GOV'T/CORP. BOND INDEX++                                         10,000     10,290         10,896

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER HORIZON 10+ PORTFOLIO CLASS C
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class C shares from 12/29/95 to 7/31/97
--------------------------------------------------------------------------------

                                                                                  12/29/95    12/31/96       07/31/97
----------------------------------------------------------------------------------------------------------------------------
  KEMPER HORIZON 10+ PORTFOLIO CLASS C(1)                                          10,000     11,146         12,772
  COMBINED S&P 500 STOCK INDEX AND LEHMAN BROTHERS GOV'T/CORP. BOND INDEX(1)       10,000     11,547         14,056
  S&P 500 STOCK INDEX+                                                             10,000     12,319         16,039
  LEHMAN BROTHERS GOV'T/CORP. BOND INDEX++                                         10,000     10,290         10,896

* Total return measures as net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A Shares adjustment for the maximum sales charge of 5.75 percent and for Class B Shares adjustment for the applicable contingent deferred sales charge (CDSC) of 3 percent. The maximum CDSC is 4 percent. For C Shares purchased after April 1, 1996 there is a 1 percent CDSC on certain redemptions within the first year of purchase. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A Shares and the contingent deferred sales charge in effect at the end of the period for B Shares. Each portfolio is compared to the S&P 500 Stock Index, Lehman Brothers Gov't/Corp. Bond Index and a blend of the S&P 500 and the Lehman Brothers Gov't/Corp. Bond Index. Kemper Horizon 20+ Portfolio is compared with a blend of 80 percent S&P 500 and 20 percent Lehman Brothers Gov't./Corp. Kemper Horizon 10+ Portfolio is compared with a blend of 60 percent S&P 500 and 40 percent Lehman Brothers Gov't./Corp. Kemper Horizon 5 Portfolio is compared with a blend of 40 percent S&P 500 and 60 percent Lehman Brothers Gov't/Corp. In comparing Kemper Horizon Fund to the indices, you should note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indices.

 + The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.

++ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of intermediate and long-term government and investment grade corporate debt securities. Source is Towers Data Systems.

STATISTICS FOR 10+ PORTFOLIO

PORTFOLIO COMPOSITION*


-----------------------------------------------------------------------------------
KEMPER HORIZON 10+ PORTFOLIO                         ON 7/31/97     ON 7/31/96
-----------------------------------------------------------------------------------
    COMMON STOCKS                                         60%           60%
-----------------------------------------------------------------------------------
    BONDS                                                 39            39
-----------------------------------------------------------------------------------
    CASH AND EQUIVALENTS                                   1             1
-----------------------------------------------------------------------------------
                                                         100%          100%

                             [PIE CHART]    [PIE CHART]
                              ON 7/31/97     ON 7/31/96

LARGEST HOLDINGS

----------------------------------------------------------------------
THE PORTFOLIO'S LARGEST EQUITY HOLDINGS*
REPRESENTING 5.7% OF TOTAL NET ASSETS ON JULY 31, 1997
----------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
HOLDINGS                                                                                    PERCENT
------------------------------------------------------------------------------------------------------

PHILIP MORRIS                 Largest cigarette maker in the U.S. Through its Miller         1.4%
                              Brewing subsidiary, it is also the country's second largest brewer. This company is also a major branded food producer through its Kraft Foods subsidiaries.

GENERAL ELECTRIC              Operates in major businesses including power generators,       1.2%
                              appliances, lighting, plastics, medical systems, aircraft
                              engines, financial services and broadcasting.

INTEL                         Engaged in the design, development, manufacture and sale of    1.1%
                              advanced microcomputer components, such as integrated
                              circuits and other related products.

UST                           Manufactures and sells moist snuff, wine and other products.   1.0%

FEDERAL NATIONAL MORTGAGE     Often referred to as "Fannie Mae," this is a private           1.0%
ASSOCIATION                   corporation federally chartered to provide financial
                              products and services that increase the availability and
                              affordability of housing to low, moderate and middle-income
                              Americans.

*The portfolio's composition and holdings are subject to change.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
KEMPER HORIZON 5 PORTFOLIO
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

FOR PERIODS ENDED JULY 31, 1997 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                      1-YEAR   LIFE OF CLASS
------------------------------------------------------------------------------------------------------
  KEMPER HORIZON 5 PORTFOLIO CLASS A                  12.22%        8.73%      (since 12/29/95)
------------------------------------------------------------------------------------------------------
  KEMPER HORIZON 5 PORTFOLIO CLASS B                  15.15        10.29       (since 12/29/95)
------------------------------------------------------------------------------------------------------
  KEMPER HORIZON 5 PORTFOLIO CLASS C                  18.13        12.05       (since 12/29/95)
------------------------------------------------------------------------------------------------------

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER HORIZON 5 PORTFOLIO CLASS A
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class A shares from 12/29/95 to 7/31/97
--------------------------------------------------------------------------------

                                                     12/29/95          12/31/96             7/31/97
----------------------------------------------------------------------------------------------------------------
  Kemper Horizon 5 Portfolio Class A(1)               10,000           10,313               11,424
  Combined S&P 500 Stock Index and Lehman Brothers
  Gov't/Corp. Bond Index(1)                           10,000           11,141               13,049
  S&P 500 Stock Index(+)                              10,000           12,319               16,039
  Lehman Brothers Gov't/Corp. Bond Index(++)          10,000           10,290               10,896

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER HORIZON 5 PORTFOLIO CLASS B
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class B shares from 12/29/95 to 7/31/97
--------------------------------------------------------------------------------

                                                     12/29/95         12/31/96            7/31/97
----------------------------------------------------------------------------------------------------------------
  Kemper Horizon 5 Portfolio Class B(1)               10,000           10,870              11,685
  Combined S&P 500 Stock Index and Lehman Brothers
  Gov't/Corp. Bond Index(1)                           10,000           11,141              13,049
  S&P 500 Stock Index(+)                              10,000           12,319              16,039
  Lehman Brothers Gov't/Corp. Bond Index(++)          10,000           10,290              10,896

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER HORIZON 5 PORTFOLIO CLASS C
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class C shares from 12/29/95 to 7/31/97
--------------------------------------------------------------------------------

                                                     12/29/95         12/31/96            7/31/97
----------------------------------------------------------------------------------------------------------------
  Kemper Horizon 5 Portfolio Class C(1)               10,000           10,859              11,984
  Combined S&P 500 Stock Index and Lehman Brothers
  Gov't/Corp. Bond Index(1)                           10,000           11,141              13,049
  S&P 500 Stock Index(+)                              10,000           12,319              16,039
  Lehman Brothers Gov't/Corp. Bond Index(++)          10,000           10,290              10,896



* Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A Shares adjustment for the maximum sales charge of 5.75 percent and for Class B Shares adjustment for the applicable contingent deferred sales charge (CDSC) of 3 percent. The maximum CDSC is 4 percent. For C Shares purchased there is a 1 percent CDSC on certain redemptions within the first year of purchase. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional
    Information and the Financial       Highlights at the end of this report.

(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A Shares and the contingent deferred sales charge in effect at the end of the period for B Shares. Each portfolio is compared to the S&P 500 Stock Index, Lehman Brothers Gov't/Corp. Bond Index and a blend of the S&P 500 and the Lehman Brothers Gov't/Corp. Bond Index. Kemper Horizon 20+ Portfolio is compared with a blend of 80 percent S&P 500 and 20 percent Lehman Brothers Gov't./Corp. Kemper Horizon 10+ Portfolio is compared with a blend of 60 percent S&P 500 and 40 percent Lehman Brothers Gov't./Corp. Kemper Horizon 5 Portfolio is compared with a blend of 40 percent S&P 500 and 60 percent Lehman Brothers Gov't/Corp. In comparing Kemper Horizon Fund to the indices, you should note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indices.

+ The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.

++ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprised of intermediate and long-term government and investment grade corporate debt securities. Source is Towers Data Systems.

STATISTICS FOR 5 PORTFOLIO

PORTFOLIO COMPOSITION*

-------------------------------------------------------------------------
KEMPER HORIZON 5 PORTFOLIO                     ON 7/31/97    ON 7/31/96
-------------------------------------------------------------------------
    COMMON STOCKS                                  40%           40%
-------------------------------------------------------------------------
    BONDS                                          60            57
-------------------------------------------------------------------------
    CASH AND EQUIVALENTS                           --             3
-------------------------------------------------------------------------
                                                  100%          100%

                             [PIE CHART]    [PIE CHART]
                              ON 7/31/97     ON 7/31/96

LARGEST HOLDINGS

--------------------------------------------------------------------------------
THE PORTFOLIO'S LARGEST EQUITY HOLDINGS*
REPRESENTING 4.0% OF TOTAL NET ASSETS ON JULY 31, 1997
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Holdings                                                                                  Percent
-------------------------------------------------------------------------------------------------

PHILIP MORRIS                 Largest cigarette maker in the U.S. Through its Miller          1.1%
                              Brewing subsidiary, it is also the country's second largest brewer. This company is also a major branded food producer through its Kraft Foods subsidiaries.

INTEL                         Engaged in the design, development, manufacture and sale of     0.8%
                              advanced microcomputer components, such as integrated
                              circuits and related products.

UST                           Manufactures and sells moist snuff, wine and other products.    0.7%

GENERAL ELECTRIC              Operates in major businesses including power generators,        0.7%
                              appliances, lighting, plastics, medical systems, aircraft
                              engines, financial services and broadcasting.

FEDERAL NATIONAL MORTGAGE     Often referred to as "Fannie Mae," this is a private            0.7%
ASSOCIATION                   corporation federally chartered to provide financial
                              products and services that increase the availability and
                              affordability of housing to low, moderate and middle-income
                              Americans.
-------------------------------------------------------------------------------------------------

*The portfolio's composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER HORIZON 20+ PORTFOLIO

Portfolio of Investments at July 31, 1997

(DOLLARS IN THOUSANDS)

U.S. GOVERNMENT AND                                                    COUPON                         PRINCIPAL
CORPORATE OBLIGATIONS                              TYPE                RATE           MATURITY         AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY                                      Notes               9.125%           1999           $  700         $   740
SECURITIES--17.2%
                                                                        8.875           1999              500             523
                                                                        8.00            1999            1,680           1,752
                                                                        7.50            1999              240             249
                                                                        8.875           2000            2,370           2,557
                                                                        8.50            2000            1,645           1,749
                                                                        6.75            2000              445             456
                                                                        8.00            2001              800             858
                                                                        6.625           2001            1,715           1,761
                                                                        6.25            2001              125             127
                                                   --------------------------------------------------------------------------
                                                                                                                       10,772
-----------------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED                                    FHLMC                6.50            2014              625             631
SECURITIES--2.5%                                   GNMA                 6.50            2015              975             983
                                                   --------------------------------------------------------------------------
                                                                                                                        1,614
-----------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATION--.2%                          Marriott
                                                   International        6.75            2003              110             111
                                                   --------------------------------------------------------------------------
                                                   TOTAL U.S. GOVERNMENT AND
                                                   CORPORATE OBLIGATIONS--19.9%
                                                   (Cost: $12,444)                                                     12,497
                                                   --------------------------------------------------------------------------


                                                                                                         NUMBER OF
            COMMON STOCKS                                                                                 SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--5.5%                             AK Steel Holding Corp.                                  1,200           55
                                                   AMCOL International                                     2,000           36
                                                   Bayer A.G.                                              5,323          224
                                                   Carpenter Technology Corp.                              1,600           76
                                                   Cementos Mexicanos, S.A. de C.V., "B"                  82,600          458
                                                   Champion International Corp.                            2,400          149
                                                   Crown Cork & Seal Co.                                   4,000          202
                                                   Dow Chemical Co.                                        4,100          389
                                                   Eastman Chemical Co.                                    3,200          194
                                                   Ferro Corp.                                             2,400           89
                                                   Georgia-Pacific Corp.                                   1,500          142
                                                (a)Global Industrial Technologies, Inc.                    2,500           47
                                                   Louisana-Pacific Corp.                                  6,600          151
                                                (a)Lydall, Inc.                                            1,800           42
                                                   Myers Industries                                        2,100           37
                                                   Oregon Metallurgical Corp.                              1,400           34
                                                   Rentokil Initial PLC                                   64,904          231
                                                   Rexene Corp.                                            1,000           16
                                                   Sonoco Products Co.                                     8,000          267
                                                   Technip S.A.                                            1,801          227
                                                   Toray Industries                                       29,000          191
                                                   Union Camp Corp.                                        3,500          205
                                                   --------------------------------------------------------------------------
                                                                                                                        3,462
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--5.8%                                Ball Corp.                                              1,100           33
                                                   Blount, International, "A"                                700           31
                                                   Briggs & Stratton Corp.                                   600           30
                                                   Elcor Corp.                                             1,100           31
                                                   General Electric Co.                                   12,100          849
                                                   Intermet Corp.                                          3,800           64
                                                (a)Littelfuse, Inc.                                        6,500          185
                                                   Mannesmann A.G.                                           197           92
                                                (a)Miller Industries                                       9,900          167

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                SHARES        VALUE
-------------------------------------------------------------------------------------------------------------------
                                         (a)Mueller Industries, Inc.                               400      $    18
                                            Murata Manufacturing                                 5,000          235
                                            Pacific Scientific Co.                               2,700           42
                                         (a)Philip Services Corp.                               12,400          184
                                            Precision Castparts Corp.                            1,100           69
                                            Quanex Corp.                                         1,600           50
                                            Raytheon Co.                                         4,500          251
                                            Simpson Industries                                   2,000           22
                                            Sony Corp.                                           3,800          379
                                            Stewart & Stevenson Services                         2,200           60
                                            Trinity Industries                                   1,000           39
                                         (a)U.S. Filter Corp.                                    8,900          269
                                         (a)United Waste Systems                                 6,800          291
                                            Walbro Corp.                                         1,900           42
                                            Watsco, Inc.                                         5,700          172
                                            Watts Industries, Inc.                               1,700           43
                                            -----------------------------------------------------------------------
                                                                                                              3,648
-------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--9.7%

                                            American Greetings Corp.                            10,700          358
                                         (a)AutoZone                                             8,000          229
                                            BJ's Wholesale Club                                    900           27
                                            J. Baker, Inc.                                       1,100           10
                                            Brown Group, Inc.                                      800           14
                                            Bulgari Spa                                         34,012          193
                                            Bush Industries                                        700           17
                                         (a)CapStar Hotel Co.                                    4,400          141
                                            Carnival Corp.                                       5,700          240
                                            Carrefour S.A.                                         416          281
                                            Circle K Japan Co., Ltd.                             4,400          258
                                         (a)Consolidated Graphics, Inc.                          4,300          202
                                         (a)Consolidated Stores Corp.                            7,390          297
                                            Walt Disney Co.                                      6,500          525
                                            Finish Line                                          2,000           27
                                            Flowerserve Corp.                                      627           21
                                            Four Seasons Hotels Inc.                             7,100          237
                                         (a)Friedman's Inc.                                      1,300           20
                                            Haggar Apparel Co.                                   3,000           38
                                            Heilig-Meyers                                        2,800           47
                                         (a)Tommy Hilfiger Corp.                                 9,000          401
                                            Home Depot                                           4,300          214
                                            Homebase Inc.                                          900            8
                                            Hudson's Bay Co.                                    15,400          346
                                         (a)Interim Services                                     2,300          105
                                            LIN Television Corp.                                 1,700           82
                                            May Department Stores Co.                            4,000          223
                                            Men's Wearhouse                                      3,800          141
                                         (a)Nautica Enterprises                                  6,300          173
                                            NIKE                                                 6,350          396
                                         (a)Nine West Group                                        800           32
                                         (a)Outdoor Systems Inc.                                 4,575          121
                                            J.C. Penney Co.                                      3,000          176
                                            Royal Caribbean Cruises Ltd.                           600           24
                                            Sears, Roebuck & Co.                                 4,400          279
                                            Springs Industries Inc.                                300           15
                                         (a)U.S. Rentals                                         2,100           61
                                            V.F. Corp.                                             900           81
                                            -----------------------------------------------------------------------
                                                                                                              6,060
-------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--1.9%
                                            Fleetwood Enterprises                                  800      $    26
                                            Ford Motor Co.                                       7,500          307
                                            Harman International Industries                        700           28
                                            Honda Motor Co., Ltd.                                6,100          204
                                            Leggett & Platt Inc.                                 1,400           64
                                            Magna International Inc., "A"                        2,800          187
                                            Matsushita Electric Industrial Co., Ltd.            11,000          229
                                            Superior Industries International                    5,000          136
                                            ---------------------------------------------------------------------------
                                                                                                              1,181
-----------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--6.0%
                                            Arbor Drugs                                          5,700          140
                                         (a)Boston Chicken                                       1,300           17
                                         (a)Emmis Broadcasting Corp.                             3,200          136
                                            Independent Newspapers PLC                          39,536          240
                                         (a)Insurance Auto Auctions                              4,400           41
                                            Kimberly-Clark de Mexico, S.A. de C.V.              51,000          232
                                            Koninklijke Ahold N.V.                               6,744          195
                                         (a)Lone Star Steakhouse & Saloon                        1,200           28
                                         (a)MSC Industrial Direct                                3,700          160
                                            Newell Co.                                           2,200           92
                                         (a)Performance Food Group                               1,700           41
                                            Philip Morris Companies                             25,350        1,144
                                            Reed International PLC                              16,580          166
                                            UST, Inc.                                           28,200          820
                                            Unilever N.V., ADR                                     900          196
                                         (a)Young Broadcasting Corp.                             3,900          120
                                            ---------------------------------------------------------------------------
                                                                                                              3,768
-----------------------------------------------------------------------------------------------------------------------
ENERGY--4.7%
                                            AMOCO Corp.                                          3,500          329
                                            Atlantic Richfield Co.                               4,200          314
                                            British Petroleum                                   23,672          323
                                            Chevron Corp.                                        3,000          237
                                         (a)Chieftain International Inc.                         1,900           41
                                            Elf Aquitaine                                        2,136          244
                                            Exxon Corp.                                          4,000          257
                                            Giant Industries                                     3,300           57
                                            KCS Energy                                           2,800           61
                                            Kerr-McGee Corp.                                     2,000          125
                                         (a)Nuevo Energy Co.                                       600           26
                                            Petro-Canada                                        10,540          188
                                            Questar Corp.                                        3,000          123
                                         (a)Reading & Bates Corp.                                4,000          133
                                            Royal Dutch Petroleum                                4,394          247
                                         (a)Seitel, Inc.                                         1,000           41
                                         (a)Tesoro Petroleum Corp.                               3,200           50
                                            Texaco                                                 800           93
                                            United Cities Gas Co.                                1,400           33
                                            --------------------------------------------------------------------------
                                                                                                              2,922
----------------------------------------------------------------------------------------------------------------------
FINANCE--16.5%
                                            H.F. Ahmanson & Co.                                  4,500          239
                                            American General Corp.                               2,400          128
                                            American International Group, Inc.                   1,800          192
                                            Astoria Financial Corp.                                700           34
                                            Banc One Corp.                                       4,500          253
                                            Banco Bilbao Vizcaya                                10,416          272
                                            Banco Popular Espanol                                  762          169
                                            Bank of Ireland                                     13,599          166
                                            Bank of New York Co.                                 1,700           83

PORTFOLIO OF INVESTMENTS



(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                SHARES        VALUE
-------------------------------------------------------------------------------------------------------------------
                                         BankAmerica Corp.                                       2,400      $   181
                                         Bankers Trust New York Corp.                            2,000          202
                                         Barnett Banks                                           2,000          114
                                         Bear Stearns Companies                                  5,000          204
                                         CITIC Pacific Ltd.                                     54,000          342
                                         Chase Manhattan Corp.                                   1,600          182
                                         Cheung Kong Holdings Ltd.                              15,000          167
                                         Commercial Federal Corp.                                3,100          124
                                         Compass Bancshares                                        900           32
                                         Crestar Financial Corp.                                 1,400           66
                                         Cullen Frost Bankers                                    1,000           47
                                         Dean Witter Discover                                    4,000          209
                                         Del Webb Corp.                                          3,100           58
                                         Development Bank of Singapore                          17,000          221
                                         Executive Risk                                          3,100          162
                                         Federal Home Loan Mortgage Corp.                       11,200          404
                                         Federal National Mortgage Association                  16,500          781
                                      (a)Financial Federal Corp.                                 7,200          109
                                         First Commerce Corp.                                    1,200           63
                                         First Financial Caribbean Corp.                           600           22
                                         First Financial Corp.                                   1,800           57
                                         First Union Corp.                                       1,000          101
                                         Fleet Financial Group, Inc.                             1,500          102
                                         Fremont General Corp.                                     800           34
                                         General Re Corp.                                        1,500          313
                                         HSBC Holdings PLC, ADR                                  8,498          296
                                         Henderson Land Development                              6,000           59
                                         ING Groep N.V.                                          6,366          310
                                         Imperial Credit Industries                              1,700           40
                                         Integon Corp.                                           2,500           63
                                         Jefferson-Pilot Corp.                                   1,500          107
                                         Kansas City Southern Industries                         1,300           98
                                         KeyCorp                                                 1,300           81
                                         LaSalle Partners                                        2,800           84
                                         Lawyers Title Insurance Corp.                           1,100           24
                                         Long Island Bancorp                                     1,500           61
                                         MGIC Investment Corp.                                   7,800          410
                                         Malayan Banking Berhad                                 11,000          104
                                         Meditrust                                               3,500          140
                                         Mercantile Bancorp                                      1,226           87
                                         Merrill Lynch & Co.                                     2,000          141
                                         NationsBank                                             7,100          505
                                         North Fork Bancorp                                      1,756           45
                                         Norwest Corp.                                           1,200           76
                                         PNC Bank, N.A.                                          3,000          137
                                         PennCorp Financial Group                                  800           30
                                         Post Properties                                         3,500          140
                                         Protective Life Insurance Co.                           3,100          158
                                         Resource Bancshares Mortgage Group                      2,000           37
                                         Safeco Corp.                                            3,000          144
                                         Signet Banking Corp.                                    3,200          173
                                      (a)Southern Pacific Funding Corp.                          2,000           34
                                         T.R. Financial Corp.                                    2,000           54
                                         Texas Regional Bankshares                               1,800           73
                                         United Companies Financial Corp.                        1,200           35
                                         Vedior N.V.                                             5,330          134
                                         Washington Mutual                                       6,000          415
                                         Webster Financial Corp.                                   700           36
                                         Wells Fargo & Co.                                         600          165
                                         --------------------------------------------------------------------------
                                                                                                             10,329

PORTFOLIO OF INVESTMENTS


(DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                SHARES       VALUE
-------------------------------------------------------------------------------------------------------------------
HEALTH CARE--9.6%                     (a)ALZA Corp.                                             10,700      $   346
                                         Abbott Laboratories                                     2,645          173
                                         American Home Products Corp.                            2,100          173
                                         Amgen, Inc.                                             5,400          318
                                      (a)Apria Healthcare Group                                  1,600           27
                                         Astra, A.B., ADR                                       16,800          307
                                         C.R. Bard                                               5,000          188
                                         Baxter International                                    2,500          145
                                      (a)Biogen                                                  9,500          366
                                         Bristol-Myers Squibb Co.                                1,800          141
                                      (a)British Biotech PLC                                    34,970           90
                                      (a)CONMED Corp.                                            1,400           24
                                      (a)Dura Pharmaceuticals                                    2,800          109
                                      (a)Fresenius Medical Care, A.G.                            3,120          208
                                         Glaxo Wellcome PLC
                                         ADR                                                     4,700          200
                                         common                                                 11,003          233
                                      (a)Hanger Orthopedic Group                                 8,500          108
                                      (a)HealthCare COMPARE Corp.                                5,100          291
                                      (a)Healthcare Financial Partners                           5,900          126
                                         Mallinckrodt Group                                      4,200          147
                                         Medtronic, Inc.                                         1,550          135
                                         Merck & Co.                                             3,300          343
                                      (a)National Surgery Centers                                5,000          159
                                         Novartis                                                  167          268
                                      (a)PAREXEL International Corp.                             1,400           54
                                         Roche Holding A.G.                                         22          213
                                      (a)Safeskin Corp.                                          4,700          155
                                      (a)Sofamor-Danek Group                                     4,500          202
                                      (a)Tenet Healthcare Corp.                                  5,500          165
                                         United Healthcare Corp.                                 6,500          370
                                         Zeneca Group PLC                                        6,700          222
                                         --------------------------------------------------------------------------
                                                                                                              6,006
-------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--15.1%                        AMP Inc.                                                7,000          366
                                      (a)Analog Devices                                          2,900           91
                                      (a)Applied Materials, Inc.                                 3,100          285
                                      (a)Ascend Communications, Inc.                             4,900          266
                                      (a)Asyst Technologies, Inc.                                  300           16
                                      (a)Atmel Corp.                                            10,700          365
                                         Belden Inc.                                             5,600          217
                                      (a)Benchmark Electronics                                     700           38
                                      (a)Burr Brown Corp.                                        1,000           35
                                         Canon, Inc.                                             8,000          255
                                      (a)Ceridian Corp.                                          8,400          367
                                      (a)Cisco Systems                                           8,100          644
                                      (a)Compaq Computer Corp.                                  13,500          771
                                      (a)EXAR Corp.                                                800           17
                                         L.M. Ericsson Telephone Co., "B"                        8,375          378
                                      (a)Electroglas                                               500           16
                                         Fuji Photo Film Co., Ltd.                               6,000          252
                                      (a)General Cable Corp.                                     1,300           39
                                         Hewlett-Packard Co.                                     3,000          210
                                         Intel Corp.                                             9,600          881
                                      (a)Jones Intercable Inc.                                   3,800           48
                                      (a)Keane, Inc.                                             2,400          147
                                      (a)Komag, Inc.                                               300            6
                                      (a)Kulicke & Soffa Industries                              2,200           85
                                      (a)Learning Co.                                            1,700           22
                                      (a)MRV Communications                                      3,400          105


PORTFOLIO OF INVESTMENTS



(DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                SHARES       VALUE
-------------------------------------------------------------------------------------------------------------------
                                      (a)Microchip Technology                                    4,600      $   171
                                      (a)Novellus Systems                                        2,350          247
                                      (a)Oracle Corp.                                            6,550          357
                                      (a)Parametric Technology Corp.                             4,600          225
                                         Paychex                                                 1,800           73
                                         Pittway Corp.                                           5,100          297
                                      (a)Quantum Corp.                                          10,800          314
                                      (a)Read-Rite Corp.                                         1,300           34
                                         Reynolds & Reynolds Co.                                 1,000           19
                                      (a)Sanmina Corp.                                           1,300           95
                                         Scientific Atlanta                                      3,300           69
                                      (a)Seagate Technology                                      2,000           82
                                      (a)Sun Microsystems                                        8,100          370
                                      (a)3Com Corp.                                              4,700          257
                                      (a)Tech-Sym Corp.                                          1,800           61
                                      (a)Technomatix Technologies                                4,500          148
                                      (a)Tellabs, Inc.                                           2,300          138
                                      (a)Western Digital Corp.                                   8,600          331
                                         Xerox Corp.                                             3,500          288
                                         --------------------------------------------------------------------------
                                                                                                              9,498
-------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--.7%                      Airborne Freight Corp.                                  1,000           49
                                      (a)America West Airlines                                   2,100           29
                                         Borg-Warner Automotive, Inc.                              600           33
                                         Canadian National Railway Co.                           3,700          192
                                         Swire Pacific Ltd., "A"                                17,000          161
                                         --------------------------------------------------------------------------
                                                                                                                464
-------------------------------------------------------------------------------------------------------------------
UTILITIES--4.0%                          AT&T                                                    2,800          103
                                         Empresa Nacional de Electricidad S.A.                  10,604          219
                                         Florida Progress Corp.                                  3,500          113
                                         GTE Corp.                                               5,500          256
                                         Southern Co.                                           10,000          219
                                         Telecom Italia Mobile                                  73,079          247
                                         Telefonica de Espana, S.A.                             15,085          405
                                         Telefonica del Peru S.A., ADR                           3,750           93
                                         Veba, A.G.                                              4,055          236
                                      (a)WorldCom, Inc.                                         17,000          594
                                         --------------------------------------------------------------------------
                                                                                                              2,485
                                         --------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--79.5%
                                         (Cost: $40,670)                                                     49,823
                                         --------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--99.4%
                                         (Cost: $53,114)                                                     62,320
                                         --------------------------------------------------------------------------
                                         CASH AND OTHER ASSETS, LESS LIABILITIES--.6%                           353
                                         --------------------------------------------------------------------------
                                         NET ASSETS--100%                                                   $62,673
                                         --------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

Based on the cost of investments of $53,114,000 for federal income tax purposes at July 31, 1997, the gross unrealized appreciation was $9,518,000, the gross unrealized depreciation was $312,000 and the net unrealized appreciation on investments was $9,206,000.

See accompanying Notes to Financial Statements.

PORTFOLIO of INVESTMENTS

KEMPER HORIZON 10+ PORTFOLIO

Portfolio of Investments at July 31, 1997

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND                                    COUPON              PRINCIPAL
CORPORATE OBLIGATIONS                      TYPE         RATE    MATURITY    AMOUNT      VALUE
------------------------------------------------------------------------------------------------
U.S. TREASURY                            Notes
SECURITIES--34.0%                                         9.125%    1999      $3,310     $ 3,499
                                                          8.00      1999       3,350       3,494
                                                          7.75      1999       1,030       1,074
                                                          8.875     2000       4,050       4,370
                                                          8.50      2000       2,620       2,787
                                                          7.75      2000         100         104
                                                          8.00      2001       4,620       4,955
                                                          6.625     2001       1,267       1,301
                                         -------------------------------------------------------
                                                                                          21,584
------------------------------------------------------------------------------------------------
MORTGAGE BACKED                          FHLMC            6.50      2014       1,234       1,245
SECURITIES--5.2%                         GNMA             6.50      2015       2,025       2,042
                                         -------------------------------------------------------
                                                                                           3,287
------------------------------------------------------------------------------------------------
CORPORATE OBLIGATION--.4%                Marriott
                                         International    6.75      2003         230         232
                                         -------------------------------------------------------
                                         TOTAL U.S. GOVERNMENT AND
                                         CORPORATE OBLIGATIONS--39.6%
                                         (Cost: $24,903)                                  25,103
                                         -------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                           NUMBER OF
COMMON STOCKS                                                               SHARES        VALUE
------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--3.9%       AK Steel Holding Corp.                           900            41
                             AMCOL International                            1,500            27
                             Bayer A.G.                                     4,091           172
                             Carpenter Technology Corp.                     1,000            48
                             Cementos Mexicanos, S.A. de C.V., "B"         49,700           276
                             Champion International Corp.                   2,200           136
                             Crown Cork & Seal Co.                          3,000           152
                             Dow Chemical Co.                               2,800           266
                             Eastman Chemical Co.                           3,000           182
                             Ferro Corp.                                    1,600            59
                             Georgia-Pacific Corp.                          1,000            94
                          (a)Global Industrial Technologies, Inc.           1,800            34
                             Louisana-Pacific Corp.                         5,000           115
                          (a)Lydall, Inc.                                   1,300            31
                             Myers Industries                               1,500            26
                             Oregon Metallurgical Corp.                     1,000            25
                             Rentokil Initial PLC                          36,278           129
                             Rexene Corp.                                     700            11
                             Sonoco Products Co.                            6,500           217
                             Technip S.A.                                   1,367           173
                             Toray Industries                              15,000            99
                             Union Camp Corp.                               3,100           182
                             -------------------------------------------------------------------
                                                                                          2,495
------------------------------------------------------------------------------------------------
CAPITAL GOODS--4.4%          Ball Corp.                                       700            21
                             Blount, International, "A"                       500            22
                             Briggs & Stratton Corp.                          400            20
                             Elcor Corp.                                      800            23
                             General Electric Co.                          10,500           737
                             Intermet Corp.                                 2,900            49
                          (a)Littelfuse, Inc.                               4,600           131
                             Mannesmann A.G.                                  241           113
                          (a)Miller Industries                              6,500           110
                          (a)Mueller Industries, Inc.                         300            13
                             Murata Manufacturing                           6,100           287

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                              SHARES         VALUE
-------------------------------------------------------------------------------------------------------------------
                                         Pacific Scientific Co.                                 2,000       $    31
                                         Precision Castparts Corp.                              1,000            63
                                         Quanex Corp.                                           1,200            37
                                         Raytheon Co.                                           4,000           224
                                         Simpson Industries                                     1,600            17
                                         Sony Corp.                                             2,600           259
                                         Stewart & Stevenson Services                           1,600            44
                                         Trinity Industries                                       700            27
                                      (a)U.S. Filter Corp.                                      6,700           202
                                      (a)United Waste Systems                                   5,700           244
                                         Walbro Corp.                                           1,400            31
                                         Watsco, Inc.                                           1,900            57
                                         Watts Industries, Inc.                                 1,300            33
                                         --------------------------------------------------------------------------
                                                                                                              2,795
-------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--6.8%                 American Greetings Corp.                               7,600           255
                                      (a)AutoZone                                               6,000           172
                                         BJ's Wholesale Club                                      700            21
                                         J. Baker, Inc.                                           800             7
                                         Brown Group, Inc.                                        500             9
                                         Bulgari Spa                                           21,352           121
                                         Bush Industries                                          500            12
                                      (a)CapStar Hotel Co.                                      2,800            89
                                         Carnival Corp.                                         4,400           185
                                         Carrefour S.A.                                           323           218
                                         Circle K Japan Co., Ltd.                               1,500            88
                                      (a)Consolidated Graphics, Inc.                            2,400           113
                                      (a)Consolidated Stores Corp.                              5,781           233
                                         Walt Disney Co.                                        3,900           315
                                         Finish Line                                            1,500            20
                                         Flowerserve Corp.                                        418            14
                                         Four Seasons Hotels Inc.                               4,000           134
                                         (a)Friedman's Inc.                                     1,000            15
                                         Haggar Apparel Co.                                     2,200            28
                                         Heilig-Meyers                                          2,100            35
                                      (a)Tommy Hilfiger Corp.                                   6,000           267
                                         Home Depot                                             3,100           155
                                         Homebase Inc.                                            700             6
                                         Hudson's Bay Co.                                      12,000           269
                                      (a)Interim Services                                       1,100            50
                                         LIN Television Corp.                                     700            34
                                         May Department Stores Co.                              4,000           224
                                         Men's Wearhouse                                        2,600            96
                                      (a)Nautica Enterprises                                    2,700            74
                                         NIKE                                                   4,800           299
                                      (a)Nine West Group                                          600            24
                                      (a)Outdoor Systems Inc.                                   5,775           153
                                         J.C. Penney Co.                                        3,300           193
                                         Royal Caribbean Cruises Ltd.                           1,000            40
                                         Sears, Roebuck & Co.                                   3,300           209
                                         Springs Industries Inc.                                  200            10
                                      (a)U.S. Rentals                                           3,000            88
                                         V.F. Corp.                                               700            63
                                         --------------------------------------------------------------------------
                                                                                                              4,338
-------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--1.5%                  Fleetwood Enterprises                                    600            19
                                         Ford Motor Co.                                         8,000           327
                                         Harman International Industries                          500            20
                                         Honda Motor Co., Ltd.                                  4,200           140
                                         Leggett & Platt Inc.                                   1,100            50

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                               SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------
                                         Magna International Inc., "A"                          2,020       $   135
                                         Matsushita Electric Industrial Co., Ltd.               6,000           125
                                         Superior Industries International                      4,000           109
                                         --------------------------------------------------------------------------
                                                                                                                925
-------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--4.9%                   Arbor Drugs                                            4,500           111
                                      (a)Boston Chicken                                         1,000            13
                                      (a)Emmis Broadcasting Corp.                               2,000            85
                                         Independent Newspapers PLC                            15,351            93
                                      (a)Insurance Auto Auctions                                3,300            31
                                         Kimberly-Clark de Mexico, S.A. de C.V.                43,000           195
                                         Koninklijke Ahold N.V.                                 9,534           276
                                      (a)Lone Star Steakhouse & Saloon                            900            21
                                      (a)MSC Industrial Direct                                  6,500           281
                                         Newell Co.                                             1,800            75
                                      (a)Performance Food Group                                 1,300            31
                                         Philip Morris Companies                               20,350           918
                                         Reed International PLC                                13,254           133
                                         UST, Inc.                                             21,700           631
                                         Unilever N.V., ADR                                       600           131
                                      (a)Young Broadcasting Corp.                               2,300            71
                                          --------------------------------------------------------------------------
                                                                                                              3,096
--------------------------------------------------------------------------------------------------------------------
ENERGY--3.8%                             AMOCO Corp.                                            2,700           254
                                         Atlantic Richfield Co.                                 3,200           239
                                         British Petroleum                                     15,144           207
                                         Chevron Corp.                                          3,000           237
                                      (a)Chieftain International Inc.                           1,400            30
                                         Elf Aquitaine                                          2,376           271
                                         Exxon Corp.                                            2,600           167
                                         Giant Industries                                       2,200            38
                                         KCS Energy                                             2,000            44
                                         Kerr-McGee Corp.                                       1,700           106
                                      (a)Nuevo Energy Co.                                         400            17
                                         Petro-Canada                                          12,430           221
                                         Questar Corp.                                          2,500           102
                                      (a)Reading & Bates Corp.                                  4,000           133
                                         Royal Dutch Petroleum                                  2,696           151
                                      (a)Seitel, Inc.                                             800            33
                                      (a)Tesoro Petroleum Corp.                                 2,400            37
                                         Texaco                                                   600            70
                                         United Cities Gas Co.                                  1,000            24
                                          -------------------------------------------------------------------------
                                                                                                              2,381
--------------------------------------------------------------------------------------------------------------------
FINANCE--13.0%                           ADVANTA Corp.                                          1,000            35
                                         H.F. Ahmanson & Co.                                    3,500           186
                                         American General Corp.                                 2,600           138
                                         American International Group, Inc.                     1,800           192
                                         Astoria Financial Corp.                                  500            24
                                         Banc One Corp.                                         4,665           262
                                         Banco Bilbao Vizcaya                                   7,914           207
                                         Banco Popular Espanol                                    580           129
                                         Bank of Ireland                                       10,320           126
                                         Bank of New York Co.                                   1,200            58
                                         BankAmerica Corp.                                      1,800           136
                                         Bankers Trust New York Corp.                             900            91
                                         Barnett Banks                                          1,400            80
                                         Bear Stearns Companies                                 3,900           159

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                              SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------
                                            CITIC Pacific Ltd.                                 32,000       $   203
                                            Chase Manhattan Corp.                               1,500           170
                                            Cheung Kong Holdings Ltd.                          14,000           156
                                            Commercial Federal Corp.                            2,250            90
                                            Compass Bancshares                                    650            23
                                            Crestar Financial Corp.                             1,000            47
                                            Cullen Frost Bankers                                  700            33
                                            Dean Witter Discover                                3,000           157
                                            Del Webb Corp.                                      2,200            41
                                            Development Bank of Singapore                      14,000           182
                                            Executive Risk                                      1,800            94
                                            Federal Home Loan Mortgage Corp.                    9,500           343
                                            Federal National Mortgage Association              13,300           629
                                         (a)Financial Federal Corp.                             5,400            82
                                            First Commerce Corp.                                  800            42
                                            First Financial Caribbean Corp.                       500            18
                                            First Financial Corp.                               1,250            39
                                            First Union Corp.                                   1,200           122
                                            Fleet Financial Group, Inc.                         1,200            81
                                            Fremont General Corp.                                 600            26
                                            General Re Corp.                                    1,000           209
                                            HSBC Holding PLC, ADR                              10,235           357
                                            Henderson Land Development                          5,000            49
                                            ING Groep N.V.                                      5,677           277
                                            Imperial Credit Industries                          1,300            30
                                            Integon Corp.                                       1,900            48
                                            Jefferson-Pilot Corp.                               1,500           107
                                            Kansas City Southern Industries                     1,300            98
                                            KeyCorp                                             1,700           106
                                            LaSalle Partners                                      800            24
                                            Lawyers Title Insurance Corp.                         800            17
                                            Long Island Bancorp                                 1,100            45
                                            MGIC Investment Corp.                               6,000           315
                                            Malayan Banking Berhad                              9,000            85
                                            Meditrust                                           3,000           120
                                            Mercantile Bancorp                                    827            58
                                            Merrill Lynch & Co.                                 1,600           113
                                            NationsBank                                         5,300           377
                                            North Fork Bancorp                                  1,244            32
                                            Norwest Corp.                                       1,300            82
                                            PNC Bank, N.A.                                      2,100            96
                                            PennCorp Financial Group                              600            22
                                            Post Properties                                     3,000           120
                                            Protective Life Insurance Co.                       2,100           107
                                            Resource Bancshares Mortgage Group                  1,500            27
                                            Safeco Corp.                                        2,000            96
                                            Signet Banking Corp.                                2,000           108
                                         (a)Southern Pacific Funding Corp.                      1,400            24
                                            T.R. Financial Corp.                                1,600            43
                                            Texas Regional Bankshares                           1,400            57
                                            United Companies Financial Corp.                      900            26
                                            Vedior N.V.                                         4,400           110
                                            Washington Mutual                                   4,500           311
                                            Webster Financial Corp.                               500            25
                                            Wells Fargo & Co.                                     400           110
                                            ---------------------------------------------------------------------------
                                                                                                              8,232
-----------------------------------------------------------------------------------------------------------------------
HEALTH CARE--6.9%                        (a)ALZA Corp.                                          8,000           259
                                            Abbott Laboratories                                 2,000           131
                                            American Home Products Corp.                        1,600           132

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                              SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------
                                            Amgen, Inc.                                         4,200       $   247
                                         (a)Apria Healthcare Group                              1,200            20
                                            Astra, A.B., ADR                                   13,066           238
                                            C.R. Bard                                           4,500           169
                                            Baxter International                                1,500            87
                                         (a)Biogen                                              7,300           281
                                            Biomet, Inc.                                        5,000           100
                                            Bristol-Myers Squibb Co.                            1,400           110
                                         (a)British Biotech PLC                                31,162            80
                                         (a)CONMED Corp.                                        1,000            17
                                         (a)Dura Pharmaceuticals                                2,200            86
                                         (a)Fresenius Medical Care, A.G.                        1,846           123
                                            Glaxo Wellcome PLC
                                             ADR                                                 3,600           153
                                             common                                              9,144           193
                                         (a)Hanger Orthopedic Group                             3,900            50
                                         (a)HealthCare COMPARE Corp.                            3,900           222
                                         (a)Healthcare Financial Partners                       2,400            51
                                            Mallinckrodt Group                                  3,200           112
                                            Medtronic, Inc.                                     1,150           100
                                            Merck & Co.                                         2,500           260
                                         (a)National Surgery Centers                            3,100            99
                                            Novartis                                              120           193
                                         (a)PAREXEL International Corp.                         1,100            42
                                            Roche Holding A.G.                                     18           174
                                         (a)Safeskin Corp.                                      3,100           102
                                         (a)Sofamor-Danek Group                                 2,700           121
                                         (a)Tenet Healthcare Corp.                              4,300           129
                                            United Healthcare Corp.                             3,500           200
                                            Zeneca Group PLC                                    2,860            95
                                            ---------------------------------------------------------------------------
                                                                                                              4,376
-----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--11.1%
                                            AMP Inc.                                            6,000           314
                                         (a)Analog Devices                                      1,200            38
                                         (a)Applied Materials, Inc.                             2,400           221
                                         (a)Ascend Communications, Inc.                         3,800           207
                                         (a)Asyst Technologies, Inc.                              300            16
                                         (a)Atmel Corp.                                         7,500           256
                                            Belden Inc.                                         3,500           136
                                         (a)Benchmark Electronics                                 600            32
                                         (a)Burr Brown Corp.                                      700            24
                                            Canon, Inc.                                        11,000           351
                                         (a)Ceridian Corp.                                      3,900           171
                                         (a)Cisco Systems                                       6,350           505
                                         (a)Compaq Computer Corp.                              10,250           586
                                         (a)EXAR Corp.                                            700            15
                                            L.M. Ericsson Telephone Co., "B"                    4,664           211
                                         (a)Electroglas                                           400            13
                                            Fuji Photo Film Co., Ltd.                           2,400           101
                                         (a)General Cable Corp.                                   900            27
                                            Hewlett-Packard Co.                                 3,000           210
                                            Intel Corp.                                         7,300           670
                                         (a)Jones Intercable Inc.                               2,900            37
                                         (a)KLA Instruments                                     1,100            67
                                         (a)Keane, Inc.                                           800            49
                                         (a)Komag, Inc.                                           200             4
                                         (a)Kulicke & Soffa Industries                          2,200            85
                                         (a)Learning Co.                                        1,200            16
                                         (a)MRV Communications                                  1,700            52
                                         (a)Microchip Technology                                3,500           130

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                              SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------
                                         (a)Novellus Systems                                    1,800       $   189
                                         (a)Oracle Corp.                                        5,000           272
                                         (a)Parametric Technology Corp.                         3,600           176
                                            Paychex                                             1,800            73
                                            Pittway Corp.                                       3,200           186
                                         (a)Quantum Corp.                                       8,400           244
                                         (a)Read-Rite Corp.                                     1,100            28
                                            Reynolds & Reynolds Co.                               700            14
                                         (a)Sanmina Corp.                                         600            44
                                            Scientific Atlanta                                  2,400            50
                                         (a)Seagate Technology                                  2,000            82
                                         (a)Sun Microsystems                                    6,000           274
                                         (a)3Com Corp.                                          3,800           208
                                         (a)Tech-Sym Corp.                                      1,300            44
                                         (a)Technomatix Technologies                              900            30
                                         (a)Tellabs, Inc.                                       1,800           108
                                         (a)Western Digital Corp.                               6,400           246
                                            Xerox Corp.                                         3,000           247
                                            ---------------------------------------------------------------------------
                                                                                                              7,059
-----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--.6%
                                            Airborne Freight Corp.                                800            39
                                         (a)America West Airlines                               1,500            21
                                            Borg-Warner Automotive, Inc.                          400            22
                                            Canadian National Railway Co.                       2,700           140
                                            Swire Pacific Ltd., "A"                            16,000           152
                                            ---------------------------------------------------------------------------
                                                                                                                374
-----------------------------------------------------------------------------------------------------------------------
UTILITIES--2.9%
                                            AT&T                                                2,900           107
                                            Empresa Nacional de Electricidad S.A.               7,396           153
                                            Florida Progress Corp.                              3,000            97
                                            GTE Corp.                                           5,000           233
                                            Southern Co.                                       10,000           219
                                            Telecom Italia Mobile                              58,229           197
                                            Telefonica de Espana, S.A.                          9,580           257
                                            Telefonica del Peru S.A., ADR                       1,750            43
                                            Veba, A.G.                                          3,053           178
                                         (a)WorldCom, Inc.                                     11,000           384
                                            ---------------------------------------------------------------------------
                                                                                                              1,868
                                            ---------------------------------------------------------------------------
                                            TOTAL COMMON STOCKS--59.8%
                                            (Cost: $30,607)                                                  37,939
                                            ---------------------------------------------------------------------------
                                            TOTAL INVESTMENTS--99.4%
                                            (Cost: $55,510)                                                  63,042
                                            ---------------------------------------------------------------------------
                                            CASH AND OTHER ASSETS, LESS LIABILITIES--.6%                        358
                                            ---------------------------------------------------------------------------
                                            NET ASSETS--100%                                                $63,400
                                            ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $55,510,000 for federal income tax purposes at July 31, 1997, the gross unrealized appreciation was $7,753,000, the gross unrealized depreciation was $221,000 and the net unrealized appreciation on investments was $7,532,000.

See accompanying Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

KEMPER HORIZON 5 PORTFOLIO

Portfolio of Investments at July 31, 1995

(DOLLARS IN THOUSANDS)

 U.S. GOVERNMENT AND                                   COUPON              PRINCIPAL
 CORPORATE OBLIGATIONS                   TYPE           RATE    MATURITY    AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------
U.S. TREASURY                           Notes           8.875%    1998      $  770     $   800
SECURITIES--51.3%                                       9.125     1999         770         814
                                                        8.00      1999       1,760       1,836
                                                        7.75      1999         300         313
                                                        7.50      1999         790         818
                                                        8.875     2000       5,607       6,049
                                                        8.50      2000       1,500       1,595
                                                        6.75      2000         250         256
                                                        8.00      2001       1,490       1,598
                                                        6.625     2001       1,620       1,663
                                        -----------------------------------------------------------------------------
                                                                                        15,742
---------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED                         FHLMC           6.50      2014         663         669
SECURITIES--8.8%                        GNMA            6.50      2015       2,000       2,017
                                        -----------------------------------------------------------------------------
                                                                                         2,686
---------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATION--.5%               Marriott
                                        International   6.75      2003         160         162
                                        -----------------------------------------------------------------------------
                                        TOTAL U.S. GOVERNMENT AND
                                        CORPORATE OBLIGATIONS--60.6%
                                        (Cost: $18,504)                                 18,590
                                        -----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
COMMON STOCKS                                                                                    SHARES       VALUE
---------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--2.6%                      AK Steel Holding Corp.                                 400           18
                                            AMCOL International                                    600           11
                                            Bayer A.G.                                           1,680           71
                                            Carpenter Technology Corp.                             400           19
                                            Cementos Mexicanos, S.A. de C.V., "B"               10,900           60
                                            Champion International Corp.                           600           37
                                            Crown Cork & Seal Co.                                1,000           51
                                            Dow Chemical Co.                                     1,100          104
                                            Eastman Chemical Co.                                   900           54
                                            Ferro Corp.                                          1,000           37
                                         (a)Global Industrial Technologies, Inc.                   700           13
                                            Louisiana-Pacific Corp.                              2,300           53
                                         (a)Lydall, Inc.                                           600           14
                                            Myers Industries                                       800           14
                                            Oregon Metallurgical Corp.                             400           10
                                            Rentokil Initial PLC                                11,300           40
                                            Rexene Corp.                                           300            5
                                            Sonoco Products Co.                                  1,700           57
                                            Technip S.A.                                           236           30
                                            Toray Industries                                     5,000           33
                                            Union Camp Corp.                                       900           53
                                            ---------------------------------------------------------------------------
                                                                                                                784
-----------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--3.1%                         Ball Corp.                                             500           15
                                            Blount, International, "A"                             200            9
                                            Briggs & Stratton Corp.                                200           10
                                            Elcor Corp.                                            300            9
                                            General Electric Co.                                 3,000          211
                                            Intermet Corp.                                       1,300           22
                                         (a)Littelfuse, Inc.                                       900           26
                                            Mannesmann A.G.                                        127           59

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                SHARES       VALUE
--------------------------------------------------------------------------------------------------------------------
                                      (a)Miller Industries                                       1,600      $    27
                                      (a)Mueller Industries, Inc.                                  100            4
                                         Murata Manufacturing                                    1,000           47
                                         Pacific Scientific Co.                                  1,000           16
                                      (a)Philip Services Corp.                                   1,900           28
                                         Precision Castparts Corp.                                 700           44
                                         Quanex Corp.                                              500           16
                                         Raytheon Co.                                            1,200           67
                                         Simpson Industries                                        800            9
                                         Sony Corp.                                              1,000          100
                                         Stewart & Stevenson Services                              600           16
                                         Trinity Industries                                        300           12
                                      (a)U.S. Filter Corp.                                       2,200           66
                                      (a)United Waste Systems                                    2,000           86
                                         Walbro Corp.                                              500           11
                                         Watsco, Inc.                                              800           24
                                         Watts Industries, Inc.                                    600           15
                                         --------------------------------------------------------------------------
                                                                                                                949
-------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--4.5%                 American Greetings Corp.                                2,700           90
                                      (a)AutoZone                                                2,000           57
                                         BJ's Wholesale Club                                       300            9
                                         J. Baker, Inc.                                            300            3
                                         Brown Group, Inc.                                         200            3
                                         Bulgari Spa                                             6,084           34
                                         Bush Industries                                           300            7
                                      (a)CapStar Hotel Co.                                       1,200           38
                                         Carnival Corp.                                          1,500           63
                                         Carrefour S.A.                                             88           59
                                         Circle K Japan Co., Ltd.                                  700           41
                                      (a)Consolidated Graphics, Inc.                               800           38
                                      (a)Consolidated Stores Corp.                               1,921           77
                                         Walt Disney Co.                                         1,400          113
                                         Finish Line                                               600            8
                                         Flowerserve Corp.                                         279           10
                                         Four Seasons Hotels Ltd.                                  700           23
                                      (a)Friedman's Inc.                                           400            6
                                         Haggar Apparel Co.                                      1,000           13
                                         Heilig-Meyers                                             900           15
                                      (a)Tommy Hilfiger Corp.                                    2,000           89
                                         Homebase Inc.                                             300            3
                                         Hudson's Bay Co.                                        4,500          101
                                         LIN Television Corp.                                      800           39
                                         May Department Stores Co.                                 900           50
                                      (a)Nautica Enterprises                                     1,400           38
                                         NIKE                                                    1,750          109
                                      (a)Nine West Group                                           200            8
                                      (a)Outdoor Systems Inc.                                    2,100           56
                                         J.C. Penney Co.                                         1,000           59
                                         Royal Caribbean Cruises Ltd.                              200            8
                                         Sears, Roebuck & Co.                                    1,200           76
                                         Springs Industries Inc.                                   100            5
                                      (a)U.S. Rentals                                              800           23
                                         V.F. Corp.                                                200           18
                                         --------------------------------------------------------------------------
                                                                                                              1,389

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                SHARES       VALUE
-------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--1.2%                  Fleetwood Enterprises                                     200      $     6
                                         Ford Motor Co.                                          2,800          114
                                         Harman International Industries                           200            8
                                         Honda Motor Co., Ltd.                                   2,000           67
                                         Magna International Inc., "A"                             750           50
                                         Matsushita Electric Industrial Co., Ltd.                4,000           83
                                         Superior Industries International                       1,000           27
                                         --------------------------------------------------------------------------
                                                                                                                355
-------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--3.2%                   Arbor Drugs                                             1,400           34
                                      (a)Boston Chicken                                            400            5
                                      (a)Emmis Broadcasting Corp.                                  500           21
                                         Independent Newspapers PLC                              5,942           36
                                      (a)Insurance Auto Auctions                                 1,400           13
                                         Kimberly-Clark de Mexico, S.A. de C.V.                 25,000          114
                                         Koninklijke Ahold N.V.                                  2,856           83
                                      (a)Lone Star Steakhouse & Saloon                             400            9
                                      (a)MSC Industrial Direct                                     600           26
                                      (a)Performance Food Group                                    600           14
                                         Philip Morris Companies                                 7,150          323
                                         Reed International PLC                                  4,098           41
                                         UST, Inc.                                               7,300          212
                                         Unilever N.V., ADR                                        200           44
                                      (a)Young Broadcasting Corp.                                  700           22
                                         --------------------------------------------------------------------------
                                                                                                                997
-------------------------------------------------------------------------------------------------------------------
ENERGY--2.4%                             AMOCO Corp.                                               900           85
                                         Atlantic Richfield Co.                                  1,000           75
                                         British Petroleum                                       4,606           63
                                         Chevron Corp.                                           1,000           79
                                      (a)Chieftain International Inc.                              800           17
                                         Elf Aquitaine                                             641           73
                                         Exxon Corp.                                               800           51
                                         Giant Industries                                          700           12
                                         KCS Energy                                              1,000           22
                                         Kerr-McGee Corp.                                          400           25
                                      (a)Nuevo Energy Co.                                          200            9
                                         Petro-Canada                                            3,580           64
                                         Questar Corp.                                             700           29
                                         Royal Dutch Petroleum                                   1,160           65
                                      (a)Seitel, Inc.                                              300           12
                                      (a)Tesoro Petroleum Corp.                                  1,100           17
                                         Texaco                                                    200           23
                                         United Cities Gas Co.                                     400            9
                                         --------------------------------------------------------------------------
                                                                                                                730
-------------------------------------------------------------------------------------------------------------------
FINANCE--8.7%                            H.F. Ahmanson & Co.                                     1,000           53
                                         American International Group, Inc.                        600           64
                                         Astoria Financial Corp.                                   200           10
                                         Banc One Corp.                                          1,683           94
                                         Banco Bilbao Vizcaya                                    2,769           72
                                         Banco Popular Espanol                                     120           27
                                         Bank of Ireland                                         3,783           46
                                         Bank of New York Co.                                      500           24
                                         BankAmerica Corp.                                         600           45
                                         Bankers Trust New York Corp.                              400           40
                                         Barnett Banks                                             600           34
                                         Bear Stearns Companies                                  1,300           53

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                SHARES       VALUE
---------------------------------------------------------------------------------------------------------------------
                                         CITIC Pacific Ltd.                                     11,000      $    70
                                         Chase Manhattan Corp.                                     200           23
                                         Cheung Kong Holdings Ltd.                               5,000           56
                                         Commercial Federal Corp.                                  900           36
                                         Compass Bancshares                                        300           11
                                         Crestar Financial Corp.                                   400           19
                                         Cullen Frost Bankers                                      300           14
                                         Dean Witter Discover                                    1,000           52
                                         Del Webb Corp.                                            900           17
                                         Development Bank of Singapore                           3,500           45
                                         Executive Risk                                            800           42
                                         Federal Home Loan Mortgage Corp.                        3,000          108
                                         Federal National Mortgage Association                   4,400          208
                                      (a)Financial Federal Corp.                                   450            7
                                         First Commerce Corp.                                      200           11
                                         First Financial Caribbean Corp.                           200            7
                                         First Financial Corp.                                     525           17
                                         First Union Corp.                                         400           41
                                         Fleet Financial Group, Inc.                               400           27
                                         Fremont General Corp.                                     200            9
                                         General Re Corp.                                          300           63
                                         HSBC Holdings PLC, ADR                                  2,221           77
                                         Henderson Land Development                              2,000           20
                                         ING Groep N.V.                                          2,667          130
                                         Imperial Credit Industries                                500           12
                                         Integon Corp.                                             800           20
                                         Jefferson-Pilot Corp.                                     400           28
                                         KeyCorp                                                   400           25
                                         LaSalle Partners                                          800           24
                                         Lawyers Title Insurance Corp.                             300            6
                                         Long Island Bancorp                                       500           21
                                         MGIC Investment Corp.                                   2,000          105
                                         Malayan Banking Berhad                                  2,000           19
                                         Meditrust                                                 900           36
                                         Mercantile Bancorp                                        227           16
                                         Merrill Lynch & Co.                                       800           56
                                         NationsBank                                             2,000          142
                                         North Fork Bancorp                                        422           11
                                         Norwest Corp.                                             300           19
                                         PNC Bank, N.A.                                            900           41
                                         PennCorp Financial Group                                  300           11
                                         Post Properties                                         1,000           40
                                         Protective Life Insurance Co.                             900           46
                                         Resource Bancshares Mortgage Group                        600           11
                                         Signet Banking Corp.                                      900           49
                                      (a)Southern Pacific Funding Corp.                            600           10
                                         T.R. Financial Corp.                                      800           22
                                         United Companies Financial Corp.                          400           12
                                         Vedior N.V.                                             1,650           41
                                         Washington Mutual                                       1,500          104
                                         Webster Financial Corp.                                   200           10
                                         Wells Fargo & Co.                                         200           55
                                         ------------------------------------------------------------------------------
                                                                                                              2,664
-----------------------------------------------------------------------------------------------------------------------
HEALTH CARE--4.5%                     (a)ALZA Corp.                                              2,800           90
                                         Abbott Laboratories                                       400           26
                                         Amgen, Inc.                                             1,400           82
                                      (a)Apria Healthcare Group                                    400            7
                                         Astra, A.B., ADR                                        2,720           50

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------
                                            C.R. Bard                                            1,600      $    60
                                            Baxter International                                   500           29
                                         (a)Biogen                                               2,500           96
                                         (a)British Biotech PLC                                  7,500           19
                                         (a)CONMED Corp.                                           400            7
                                         (a)Dura Pharmaceuticals                                   900           35
                                         (a)Fresenius Medical Care, A.G.                           553           37
                                            Glaxo Wellcome PLC
                                             ADR                                                 1,400           60
                                             common                                              3,535           75
                                         (a)Hanger Orthopedic Group                              4,000           51
                                         (a)HealthCare COMPARE Corp.                             1,300           74
                                            Mallinckrodt Group                                   1,100           39
                                            Merck & Co.                                            900           94
                                         (a)National Surgery Centers                             1,100           35
                                            Novartis                                                56           90
                                         (a)PAREXEL International Corp.                            800           31
                                            Roche Holding A.G.                                       5           48
                                         (a)Safeskin Corp.                                       1,000           33
                                         (a)Sofamor-Danek Group                                  1,600           72
                                            United Healthcare Corp.                              1,700           97
                                            Zeneca Group PLC                                     1,600           53
                                            ---------------------------------------------------------------------------
                                                                                                              1,390
-----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--7.9%
                                            AMP Inc.                                             1,400           73
                                         (a)Analog Devices                                       1,400           44
                                         (a)Applied Materials, Inc.                                800           74
                                         (a)Ascend Communications, Inc.                          1,300           71
                                         (a)Asyst Technologies, Inc.                               100            5
                                         (a)Atmel Corp.                                          3,300          113
                                            Belden Inc.                                          2,000           77
                                         (a)Benchmark Electronics                                  200           11
                                         (a)Burr Brown Corp.                                       300           10
                                            Canon, Inc.                                          2,000           64
                                         (a)Ceridian Corp.                                       1,200           52
                                         (a)Cisco Systems                                        2,200          175
                                         (a)Compaq Computer Corp.                                3,500          200
                                         (a)EXAR Corp.                                             300            6
                                            L.M. Ericsson Telephone Co., "B"                     1,918           87
                                         (a)Electroglas                                            200            6
                                            Fuji Photo Film Co., Ltd.                            1,000           42
                                         (a)General Cable Corp.                                    400           12
                                            Hewlett-Packard Co.                                    900           63
                                            Intel Corp.                                          2,550          234
                                         (a)Jones Intercable Inc.                                1,200           15
                                         (a)Komag, Inc.                                            100            2
                                         (a)Learning Co.                                           500            7
                                         (a)Microchip Technology                                 1,200           45
                                         (a)NCR Corp.                                               56            2
                                         (a)Novellus Systems                                       600           63
                                         (a)Oracle Corp.                                           750           41
                                         (a)Parametic Technology Corp.                           1,300           64
                                            Paychex                                              1,800           73
                                            Pittway Corp.                                        1,100           64
                                         (a)Quantum Corp.                                        3,000           87
                                         (a)Read-Rite Corp.                                        500           13
                                            Reynolds & Reynolds Co.                                300            6
                                         (a)Sanmina Corp.                                          600           44
                                            Scientific Atlanta                                   1,100           23

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------
                                         (a)Sun Microsystems                                     2,100      $    96
                                         (a)3Com Corp.                                           1,200           66
                                         (a)Tech-Sym Corp.                                         500           17
                                         (a)Technomatix Technologies                               700           23
                                         (a)Tellabs, Inc.                                        1,700          102
                                         (a)Western Digital Corp.                                2,200           85
                                            Xerox Corp.                                            900           74
                                            ---------------------------------------------------------------------------
                                                                                                              2,431
-----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--.4%
                                            Airborne Freight Corp.                                 300           15
                                         (a)America West Airlines                                  600            8
                                            Borg-Warner Automotive, Inc.                           200           11
                                            Canadian National Railway Co.                        1,000           52
                                            Swire Pacific, Ltd., "A"                             3,500           33
                                            ---------------------------------------------------------------------------
                                                                                                                119
-----------------------------------------------------------------------------------------------------------------------
UTILITIES--1.7%
                                            AT&T                                                   700           26
                                            Empresa Nacional de Electricidad S.A.                2,764           57
                                            Florida Progress Corp.                               1,000           32
                                            GTE Corp.                                            2,000           93
                                            Southern Co.                                         2,000           44
                                            Telecom Italia Mobile                               15,782           53
                                            Telefonica de Espana, S.A.                           2,640           71
                                            Telefonica del Peru, S.A., ADR                         750           19
                                         (a)WorldCom, Inc.                                       4,100          143
                                            ---------------------------------------------------------------------------
                                                                                                                538
                                           ----------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS--40.2%
                                           (Cost: $9,947)                                                    12,346
                                           ----------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
MONEY MARKET                               Yield--5.00%
INSTRUMENT--.3%                            Due--August 1997
                                           (Cost: $100)                                         $  100          100
                                           -----------------------------------------------------------------------------
                                           TOTAL INVESTMENTS--101.1%
                                           (Cost: $28,551)                                                   31,036
                                           -----------------------------------------------------------------------------
                                           LIABILITIES LESS CASH AND OTHER ASSETS--(1.1%)                      (336)
                                           -----------------------------------------------------------------------------
                                           NET ASSETS--100%                                                 $30,700
                                           -----------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $28,551,000 for federal income tax purposes at July 31, 1997, the gross unrealized appreciation was $2,606,000, the gross unrealized depreciation was $121,000 and the net unrealized appreciation on investments was $2,485,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER HORIZON FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio and Kemper Horizon 5 Portfolio, comprising Kemper Horizon Fund (the Fund), as of July 31, 1997, the related statements of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and for the period from December 29, 1995 (commencement of operations) to July 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of July 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios comprising Kemper Horizon Fund at July 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          September 17, 1997

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 1997

(IN THOUSANDS)

                                                                             KEMPER HORIZON FUND
                                                              ---------------------------------------------
                                                              20+ PORTFOLIO    10+ PORTFOLIO    5 PORTFOLIO
------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------
Investments, at value
(Cost: $53,114, $55,510 and $28,551)                               $62,320           63,042          31,036
------------------------------------------------------------------------------------------------------------
Cash                                                                   553               76              --
------------------------------------------------------------------------------------------------------------
Receivable for:
  Investments sold                                                   1,590            1,292             659
------------------------------------------------------------------------------------------------------------
  Fund shares sold                                                     320              275             118
------------------------------------------------------------------------------------------------------------
  Dividends and interest                                               337              556             385
------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                    65,120           65,241          32,198
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
------------------------------------------------------------------------------------------------------------

Cash overdraft                                                          --               --             568
------------------------------------------------------------------------------------------------------------
Payable for:
  Investments purchased                                              2,212            1,669             589
------------------------------------------------------------------------------------------------------------
  Fund shares redeemed                                                  72                3             266
------------------------------------------------------------------------------------------------------------
  Management fee                                                        30               30              14
------------------------------------------------------------------------------------------------------------
  Distribution services fee                                             22               22              11
------------------------------------------------------------------------------------------------------------
  Administrative services fee                                           12               13               6
------------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                84               93              34
------------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                              15               11              10
------------------------------------------------------------------------------------------------------------
    Total liabilities                                                2,447            1,841           1,498
------------------------------------------------------------------------------------------------------------
NET ASSETS                                                         $62,673           63,400          30,700
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
------------------------------------------------------------------------------------------------------------

Paid-in capital                                                    $51,281           53,781          27,285
------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                         1,830            1,481             619
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                           9,206            7,532           2,485
------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                    356              606             311
------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                        $62,673           63,400          30,700
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
THE PRICING OF SHARES
------------------------------------------------------------------------------------------------------------

CLASS A SHARES
  Net assets applicable to shares outstanding                      $25,697           27,475          11,832
------------------------------------------------------------------------------------------------------------
  Shares outstanding                                                 1,994            2,288           1,070
------------------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share
  (net assets / shares outstanding)                                $ 12.89            12.01           11.06
------------------------------------------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                      $ 13.68            12.74           11.73
------------------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net assets applicable to shares outstanding                      $32,158           29,602          15,632
------------------------------------------------------------------------------------------------------------
  Shares outstanding                                                 2,515            2,466           1,413
------------------------------------------------------------------------------------------------------------
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  (net assets / shares outstanding)                                $ 12.79            12.00           11.06
------------------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net assets applicable to shares outstanding                      $ 3,948            5,922           3,108
------------------------------------------------------------------------------------------------------------
  Shares outstanding                                                   308              494             281
------------------------------------------------------------------------------------------------------------
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  (net assets / shares outstanding)                                $ 12.80            11.98           11.07
------------------------------------------------------------------------------------------------------------
CLASS I SHARES
  Net assets applicable to shares outstanding                      $   870              401             128
------------------------------------------------------------------------------------------------------------
  Shares outstanding                                                    67               33              12
------------------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share
  (net assets / shares outstanding)                                $ 12.96            11.97           11.06
-------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED JULY 31, 1997
(IN THOUSANDS)

                                                                             KEMPER HORIZON FUND
                                                                ---------------------------------------------
                                                                20+ PORTFOLIO    10+ PORTFOLIO    5 PORTFOLIO
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------------
  Dividends                                                        $   442             353             126
-------------------------------------------------------------------------------------------------------------
  Interest                                                             634           1,212             953
-------------------------------------------------------------------------------------------------------------
    Total investment income                                          1,076           1,565           1,079
-------------------------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                       225             234             130
-------------------------------------------------------------------------------------------------------------
  Distribution services fee                                            165             168             104
-------------------------------------------------------------------------------------------------------------
  Administrative services fee                                           88              96              54
-------------------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               300             264             111
-------------------------------------------------------------------------------------------------------------
  Professional fees                                                     19              20              13
-------------------------------------------------------------------------------------------------------------
  Reports to shareholders                                                4               4               3
-------------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                              21              21              13
-------------------------------------------------------------------------------------------------------------
    Total expenses                                                     822             807             428
-------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                  254             758             651
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------------

  Net realized gain on sales of investments                          1,880           1,517             676
-------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from futures transactions                    57              57             (12)
-------------------------------------------------------------------------------------------------------------
    Net realized gain                                                1,937           1,574             664
-------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments               9,767           7,921           2,641
-------------------------------------------------------------------------------------------------------------
Net gain on investments                                             11,704           9,495           3,305
-------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $11,958          10,253           3,956
-------------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                   KEMPER HORIZON FUND
                                       ---------------------------------------------------------------------------
                                            20+ PORTFOLIO             10+ PORTFOLIO              5 PORTFOLIO
                                       -----------------------   -----------------------   -----------------------
                                         YEAR     DECEMBER 29,     YEAR     DECEMBER 29,     YEAR     DECEMBER 29,
                                        ENDED       1995 TO       ENDED       1995 TO       ENDED       1995 TO
                                       JULY 31,     JULY 31,     JULY 31,     JULY 31,     JULY 31,     JULY 31,
                                         1997         1996         1997         1996         1997         1996
------------------------------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------
  Net investment income                $   254           59          758          104          651           82
------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss)               1,937         (102)       1,574          (88)         664          (42)
------------------------------------------------------------------------------------------------------------------
  Change in net unrealized
  appreciation (depreciation)            9,767         (561)       7,921         (389)       2,641         (156)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations               11,958         (604)      10,253         (373)       3,956         (116)
------------------------------------------------------------------------------------------------------------------
Net equalization credits                   174           71          293           97          148           46
------------------------------------------------------------------------------------------------------------------
Distribution from net investment
  income                                  (207)          --         (581)         (70)        (565)         (54)
------------------------------------------------------------------------------------------------------------------
Net increase from capital share
transactions                            32,497       18,684       34,523       19,158       16,330       10,855
------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS            44,422       18,151       44,488       18,812       19,869       10,731
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------

Beginning of period                     18,251          100       18,912          100       10,831          100
------------------------------------------------------------------------------------------------------------------
END OF PERIOD                           62,673       18,251       63,400       18,912       30,700       10,831
------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME
AT END OF PERIOD                       $   356          134          606          135          311           76
------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Kemper Horizon Fund (the "Fund") is an open-end diversified management investment company organized as a business trust under the laws of Massachusetts. The Fund consists of three investment portfolios ("Portfolios") designed for investors with different investment objectives. The three Portfolios are Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio and Kemper Horizon 5 Portfolio. Each Portfolio currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of each Portfolio have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             CURRENCY TRANSLATION. The books and records of the Portfolios are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rates of exchange are determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions. The Portfolios include that portion of the results of operations resulting from

 NOTES TO FINANCIAL STATEMENTS

                                   changes in foreign exchange rates with net realized and unrealized gain (loss) on investments.

                                   INVESTMENT TRANSACTIONS AND INVESTMENT
                                   INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                                   EXPENSES. Expenses arising in connection with a specific Portfolio are allocated to that Portfolio. Other Fund expenses are allocated among the Portfolios in proportion to their relative net assets.

                                   FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Portfolio's net assets attributable to that class by the number of shares of the class outstanding.

                                   FEDERAL INCOME TAXES. Each Portfolio has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                                   DIVIDENDS TO SHAREHOLDERS. Each Portfolio intends to pay dividends of net investment income as follows: annually for the Horizon 20+ Portfolio, semiannually for the Horizon 10+ Portfolio, and quarterly for the Horizon 5 Portfolio. Each Portfolio will pay any net realized capital gains at least annually. Dividends are recorded on ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                                   EQUALIZATION ACCOUNTING. A portion of
                                   proceeds from sales and cost of redemptions of Portfolio shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.


-------------------------------------------------------------------------------

3  TRANSACTIONS
   WITH AFFILIATES                 MANAGEMENT AGREEMENT. The Fund has a
                                   management agreement with Zurich Kemper
                                   Investments, Inc. (ZKI), and each Portfolio pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion.
                                   The Fund incurred a management fee of
                                   $589,000 for the year ended July 31, 1997.
                                   Zurich Kemper Value Advisors, Inc. (ZKVA)
                                   (formerly known as Dreman Value Advisors,
                                   Inc.), a wholly owned subsidiary of ZKI, is a sub-adviser for the Fund and manages the value portion of the Portfolios. Zurich
                                   Investment Management Limited (ZIML), an affiliate of ZKI, serves as a sub-adviser for the Fund with respect to foreign securities investments in the Portfolios. ZKVA and ZIML are paid by ZKI for their services.

NOTES TO FINANCIAL STATEMENTS


                                   UNDERWRITING AND DISTRIBUTION SERVICES
                                   AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI) (formerly known as Kemper Distributors, Inc.). Underwriting commissions paid in connection with the distribution of each Portfolio's Class A shares for the year ended July 31, 1997 are as follows:

                                                                          COMMISSIONS       COMMISSIONS
                                                                           RETAINED         ALLOWED BY
                                                                            BY ZKDI        ZKDI TO FIRMS
                                                                          -----------      -------------

                                   Kemper Horizon 20+ Portfolio             $23,000           198,000

                                   Kemper Horizon 10+ Portfolio              31,000           219,000

                                   Kemper Horizon 5 Portfolio                20,000           127,000

                                   For services under the distribution services agreement, each Portfolio pays ZKDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares of each Portfolio. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of such shares for the year ended July 31, 1997 are as follows:

                                                                 DISTRIBUTION FEES      COMMISSIONS AND
                                                                     AND CDSC        DISTRIBUTION FEES PAID
                                                                 RECEIVED BY ZKDI       BY ZKDI TO FIRMS
                                                                 -----------------   ----------------------

                                   Kemper Horizon 20+ Portfolio       $185,000              587,000

                                   Kemper Horizon 10+ Portfolio        191,000              514,000

                                   Kemper Horizon 5 Portfolio          119,000              279,000

                                   ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to Class A, Class B and Class C shareholders, each Portfolio pays ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Portfolio accounts the firms service. Administrative services fees (ASF) paid for the year ended July 31, 1997 are as follows:

                                                                       ASF PAID BY          ASF PAID BY
                                                                  THE PORTFOLIOS TO ZKDI   ZKDI TO FIRMS
                                                                  ----------------------   -------------

                                   Kemper Horizon 20+ Portfolio          $88,000               96,000

                                   Kemper Horizon 10+ Portfolio           96,000              100,000

                                   Kemper Horizon 5 Portfolio             54,000               57,000

  NOTES TO FINANCIAL STATEMENTS

                                   SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's custodian and transfer agent, Zurich Kemper Service Company (ZKSvC) (formerly known as Kemper Service Company) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $468,000 for the year ended July 31, 1997.

                                   OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the year ended July 31, 1997, the Fund made no payments to its officers and incurred trustees' fees of $26,000 to independent trustees.

--------------------------------------------------------------------------------

4   INVESTMENT
    TRANSACTIONS                   For the year ended July 31, 1997, investment
                                   transactions (excluding short-term
                                   instruments) are as follows (in thousands):



                                                                          KEMPER        KEMPER       KEMPER
                                                                        HORIZON 20+   HORIZON 10+   HORIZON 5
                                                                        -----------   -----------   ---------
                                   Purchases                              $83,306       86,050       50,343
                                   Proceeds from sales                     50,671       51,205       33,233

--------------------------------------------------------------------------------

5   CAPITAL SHARE
    TRANSACTIONS                   The following tables summarize the activity
                                   in capital shares of the Portfolios (in
                                   thousands):


                                   KEMPER HORIZON 20+ PORTFOLIO

                                                                   YEAR ENDED                  DECEMBER 29, 1995
                                                                 JULY 31, 1997                 TO JULY 31, 1996
                                                              --------------------           --------------------
                                                               SHARES        AMOUNT           SHARES       AMOUNT
                                   --------------------------------------------------------------------------------
                                    SHARES SOLD
                                    Class A                   1,392        $15,323            854         $ 8,500
                                   --------------------------------------------------------------------------------
                                    Class B                   1,837         19,895            888           8,850
                                   --------------------------------------------------------------------------------
                                    Class C                     301          3,266             86             857
                                   --------------------------------------------------------------------------------
                                    Class I                      38            411            103           1,045
                                   --------------------------------------------------------------------------------
                                   --------------------------------------------------------------------------------
                                    SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                    Class A                      12            123             --              --
                                   --------------------------------------------------------------------------------
                                    Class B                       6             58             --              --
                                   --------------------------------------------------------------------------------
                                    Class C                       1              6             --              --
                                   --------------------------------------------------------------------------------
                                    Class I                       1             13             --              --
                                   --------------------------------------------------------------------------------
                                   --------------------------------------------------------------------------------
                                    SHARES REDEEMED
                                    Class A                    (248)        (2,762)           (26)           (264)
                                   --------------------------------------------------------------------------------
                                    Class B                    (194)        (2,256)           (18)           (179)
                                   --------------------------------------------------------------------------------
                                    Class C                     (76)          (815)            (7)            (68)
                                   --------------------------------------------------------------------------------
                                    Class I                     (70)          (765)            (5)            (57)
                                   --------------------------------------------------------------------------------
                                   --------------------------------------------------------------------------------
                                    CONVERSION OF SHARES
                                    Class A                       7             82             --              --
                                   --------------------------------------------------------------------------------
                                    Class B                      (7)           (82)            --              --
                                   --------------------------------------------------------------------------------
                                    NET INCREASE FROM
                                    CAPITAL SHARE
                                    TRANSACTIONS                           $32,497                        $18,684
                                   --------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                              KEMPER HORIZON 10+ PORTFOLIO

                                                           YEAR ENDED                 DECEMBER 29, 1995 TO
                                                         JULY 31, 1997                   JULY 31, 1996
                                                      --------------------           -------------------------
                                                      SHARES       AMOUNT            SHARES         AMOUNT
                              --------------------------------------------------------------------------------
                               SHARES SOLD
                               Class A                1,736        $18,250            986           $ 9,625
                              --------------------------------------------------------------------------------
                               Class B                1,820         19,131            920             8,999
                              --------------------------------------------------------------------------------
                               Class C                  484          5,055             89               877
                              --------------------------------------------------------------------------------
                               Class I                   46            490             12               104
                              --------------------------------------------------------------------------------
                               SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                               Class A                   31            337              5                48
                              --------------------------------------------------------------------------------
                               Class B                   17            186              2                20
                              --------------------------------------------------------------------------------
                               Class C                    3             39              1                 3
                              --------------------------------------------------------------------------------
                               Class I                    1              9             --                --
                              --------------------------------------------------------------------------------
                               SHARES REDEEMED
                               Class A                 (466)        (5,040)           (21)             (208)
                              --------------------------------------------------------------------------------
                               Class B                 (255)        (2,788)           (27)             (264)
                              --------------------------------------------------------------------------------
                               Class C                  (82)          (882)            (4)              (45)
                              --------------------------------------------------------------------------------
                               Class I                  (25)          (264)            (1)               (1)
                              --------------------------------------------------------------------------------
                               CONVERSION OF SHARES
                               Class A                   14            150             --                --
                              --------------------------------------------------------------------------------
                               Class B                  (14)          (150)            --                --
                              --------------------------------------------------------------------------------
                               NET INCREASE FROM
                               CAPITAL SHARE TRANSACTIONS          $34,523                          $19,158
                              --------------------------------------------------------------------------------

                              KEMPER HORIZON 5 PORTFOLIO

                                                             YEAR ENDED                 DECEMBER 29, 1995 TO
                                                           JULY 31, 1997                   JULY 31, 1996
                                                        --------------------           ----------------------
                                                        SHARES       AMOUNT            SHARES         AMOUNT
                              --------------------------------------------------------------------------------
                               SHARES SOLD
                               Class A                    845        $ 8,504            509           $ 4,935
                              --------------------------------------------------------------------------------
                               Class B                  1,343         13,437            611             5,902
                              --------------------------------------------------------------------------------
                               Class C                    286          2,897             64               625
                              --------------------------------------------------------------------------------
                               Class I                      2             23             10               102
                              --------------------------------------------------------------------------------
                               SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                               Class A                     23            236              3                26
                              --------------------------------------------------------------------------------
                               Class B                     26            265              2                22
                              --------------------------------------------------------------------------------
                               Class C                      4             38              1                 3
                              --------------------------------------------------------------------------------
                               Class I                      1              4              1                 1
                              --------------------------------------------------------------------------------
                               SHARES REDEEMED
                               Class A                   (274)        (2,800)           (54)             (524)
                              --------------------------------------------------------------------------------
                               Class B                   (538)        (5,514)           (20)             (195)
                              --------------------------------------------------------------------------------
                               Class C                    (73)          (743)            (4)              (42)
                              --------------------------------------------------------------------------------
                               Class I                     (2)           (17)            --                --
                              --------------------------------------------------------------------------------
                               CONVERSION OF SHARES
                               Class A                     15            150             --                --
                              --------------------------------------------------------------------------------
                               Class B                    (14)          (150)            --                --
                              --------------------------------------------------------------------------------
                               NET INCREASE FROM
                               CAPITAL SHARE TRANSACTIONS            $16,330                          $10,855
                              --------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                 ------------------------------           ------------------------------
                                                            Class A                                  Class B
                                                 ------------------------------           ------------------------------
                                                 YEAR ENDED   DECEMBER 29, 1995           YEAR ENDED   DECEMBER 29, 1995
                                                  JULY 31,           TO                    JULY 31,           TO
          KEMPER HORIZON 20+ PORTFOLIO              1997        JULY 31, 1996                1997        JULY 31, 1996
-------------------------------------------------------------------------------           ------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------           ------------------------------
Net asset value, beginning of period               $ 9.72           9.50                     9.65            9.50
-------------------------------------------------------------------------------           ------------------------------
Income from investment operations:
  Net investment income                               .12            .18                     .03              .11
-------------------------------------------------------------------------------           ------------------------------
  Net realized and unrealized gain                   3.15            .04                     3.15             .04
-------------------------------------------------------------------------------           ------------------------------
Total from investment operations                     3.27            .22                     3.18             .15
-------------------------------------------------------------------------------           ------------------------------
Less distribution from net investment income          .10             --                     .04              --
-------------------------------------------------------------------------------           ------------------------------
Net asset value, end of period                     $12.89           9.72                    12.79            9.65
-------------------------------------------------------------------------------           ------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       33.90%          2.32                    33.01            1.58
-------------------------------------------------------------------------------           ------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------           ------------------------------
Expenses                                            1.69%           1.48                     2.47            2.26
-------------------------------------------------------------------------------           ------------------------------
Net investment income                               1.08%           1.51                     .30              .73
-------------------------------------------------------------------------------           ------------------------------

                                                 ------------------------------           -----------------------------
                                                            Class C                                  Class I
                                                 ------------------------------           -----------------------------
                                                 YEAR ENDED   DECEMBER 29, 1995           YEAR ENDED        APRIL 8
                                                  JULY 31,           TO                    JULY 31,           TO
                                                    1997        JULY 31, 1996                1997        JULY 31, 1996
-------------------------------------------------------------------------------           ------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------           ------------------------------
Net asset value, beginning of period               $ 9.67           9.50                     9.73            10.03
-------------------------------------------------------------------------------           ------------------------------
Income from investment operations:
  Net investment income                               .04            .13                     .19              .07
-------------------------------------------------------------------------------           ------------------------------
  Net realized and unrealized gain (loss)            3.13            .04                     3.17            (.37)
-------------------------------------------------------------------------------           ------------------------------
Total from investment operations                     3.17            .17                     3.36            (.30)
-------------------------------------------------------------------------------           ------------------------------
Less distribution from net investment income          .04             --                     .13              --
-------------------------------------------------------------------------------           ------------------------------
Net asset value, end of period                     $12.80           9.67                    12.96            9.73
-------------------------------------------------------------------------------           ------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       32.80%          1.79                    34.84           (2.99)
-------------------------------------------------------------------------------           ------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------           ------------------------------
Expenses                                            2.48%           2.23                     1.04             .73
-------------------------------------------------------------------------------           ------------------------------
Net investment income                                .29%            .76                     1.73            2.32
-------------------------------------------------------------------------------           ------------------------------


-----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED      DECEMBER 29, 1995
                                                              JULY 31,              TO
                                                                1997           JULY 31, 1996
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                    $62,673             18,251
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                              130%               122
-----------------------------------------------------------------------------------------------------------------------
Average commission rates paid per share on stock
  transactions                                                $ .0491              .0417
-----------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Highlights.

FINANCIAL HIGHLIGHTS


                                               -------------------------------   --------------------------------
                                                            Class A                          Class B
                                                -------------------------------   --------------------------------
                                                 YEAR ENDED   DECEMBER 29, 1995    YEAR ENDED   DECEMBER 29, 1995
                                                  JULY 31,           TO             JULY 31,           TO
KEMPER HORIZON 10+ PORTFOLIO                       1997        JULY 31, 1996         1997        JULY 31, 1996
-------------------------------------------------------------------------------   --------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------   ------------------------------
Net asset value, beginning of period               $ 9.60           9.50             9.60             9.50
-------------------------------------------------------------------------------   ------------------------------
Income from investment operations:
  Net investment income                               .25            .20              .16              .17
-------------------------------------------------------------------------------   ------------------------------
  Net realized and unrealized gain (loss)            2.36           (.04)            2.35             (.04)
-------------------------------------------------------------------------------   ------------------------------
Total from investment operations                     2.61            .16             2.51              .13
-------------------------------------------------------------------------------   ------------------------------
Less distribution from net investment income          .20            .06              .11              .03
-------------------------------------------------------------------------------   ------------------------------
Net asset value, end of period                     $12.01           9.60            12.00             9.60
-------------------------------------------------------------------------------   ------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       27.43%          1.70            26.25             1.38
-------------------------------------------------------------------------------   ------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------   ------------------------------
Expenses                                            1.51%           1.48             2.36             2.26
-------------------------------------------------------------------------------   ------------------------------
Net investment income                               2.36%           2.40             1.51             1.62
-------------------------------------------------------------------------------   ------------------------------

                                              ---------------------------------   ------------------------------
                                                            Class C                        Class I
                                              ---------------------------------   ------------------------------
                                                YEAR ENDED   DECEMBER 29, 1995     YEAR ENDED        APRIL 8
                                                 JULY 31,           TO              JULY 31,           TO
                                                   1997        JULY 31, 1996         1997        JULY 31, 1996
-------------------------------------------------------------------------------   ------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------   ------------------------------
Net asset value, beginning of period               $ 9.60           9.50             9.57             9.83
-------------------------------------------------------------------------------   ------------------------------
Income from investment operations:
  Net investment income                               .14            .17              .26              .09
-------------------------------------------------------------------------------   ------------------------------
  Net realized and unrealized gain (loss)            2.34           (.04)            2.40             (.26)
-------------------------------------------------------------------------------   ------------------------------
Total from investment operations                     2.48            .13             2.66             (.17)
-------------------------------------------------------------------------------   ------------------------------
Less distribution from net investment income          .10            .03              .26              .09
-------------------------------------------------------------------------------   ------------------------------
Net asset value, end of period                     $11.98           9.60            11.97             9.57
-------------------------------------------------------------------------------   ------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       25.97%          1.39            28.09            (1.74)
-------------------------------------------------------------------------------   ------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------   ------------------------------
Expenses                                            2.61%           2.23             1.06              .73
-------------------------------------------------------------------------------   ------------------------------
Net investment income                               1.26%           1.65             2.81             3.21
-------------------------------------------------------------------------------   ------------------------------

----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
----------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED      DECEMBER 29, 1995
                                                              JULY 31,              TO
                                                                1997           JULY 31, 1996
----------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                    $63,400             18,912
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                              126%                87
----------------------------------------------------------------------------------------------------------------
Average commission rates paid per share on stock
  transactions                                                $ .0494              .0413
----------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Highlights.

                             FINANCIAL HIGHLIGHTS

                                                ------------------------------    ------------------------------
                                                            Class A                          Class B
                                                ------------------------------    ------------------------------
                                                 YEAR ENDED   DECEMBER 29, 1995   YEAR ENDED   DECEMBER 29, 1995
                                                  JULY 31,           TO            JULY 31,           TO
KEMPER HORIZON 5 PORTFOLIO                          1997        JULY 31, 1996        1997        JULY 31, 1996
-------------------------------------------------------------------------------   ------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------   ------------------------------
Net asset value, beginning of period               $ 9.57           9.50             9.57            9.50
-------------------------------------------------------------------------------   ------------------------------
Income from investment operations:
  Net investment income                               .34            .25              .27             .21
-------------------------------------------------------------------------------   ------------------------------
  Net realized and unrealized gain (loss)            1.45           (.07)            1.44            (.07)
-------------------------------------------------------------------------------   ------------------------------
Total from investment operations                     1.79            .18             1.71             .14
-------------------------------------------------------------------------------   ------------------------------
Less distribution from net investment income          .30            .11              .22             .07
-------------------------------------------------------------------------------   ------------------------------
Net asset value, end of period                     $11.06           9.57            11.06            9.57
-------------------------------------------------------------------------------   ------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       19.02%          1.84            18.15            1.44
-------------------------------------------------------------------------------   ------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------   ------------------------------
Expenses                                             1.51%          1.48             2.15            2.26
-------------------------------------------------------------------------------   ------------------------------
Net investment income                                3.30%          3.20             2.66            2.42
-------------------------------------------------------------------------------   ------------------------------
                                                ------------------------------   ------------------------------
                                                            Class C                          Class I
                                                ------------------------------   ------------------------------
                                                                                                    APRIL 8
                                                 YEAR ENDED   DECEMBER 29, 1995   YEAR ENDED          TO
                                                  JULY 31,           TO            JULY 31,        JULY 31,
                                                    1997        JULY 31, 1996        1997            1996
-------------------------------------------------------------------------------   ------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------   ------------------------------
Net asset value, beginning of period               $ 9.57           9.50             9.58            9.69
-------------------------------------------------------------------------------   ------------------------------
Income from investment operations:
  Net investment income                               .28            .21              .32             .08
-------------------------------------------------------------------------------   ------------------------------
  Net realized and unrealized gain (loss)            1.43           (.07)            1.49            (.11)
-------------------------------------------------------------------------------   ------------------------------
Total from investment operations                     1.71            .14             1.81            (.03)
-------------------------------------------------------------------------------   ------------------------------
Less distribution from net investment income          .21            .07              .33             .08
-------------------------------------------------------------------------------   ------------------------------
Net asset value, end of period                     $11.07           9.57            11.06            9.58
-------------------------------------------------------------------------------   ------------------------------
TOTAL RETURN (NOT ANNUALIZED)                       18.13%          1.45            19.27            (.31)
-------------------------------------------------------------------------------   ------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------   ------------------------------
Expenses                                             2.16%          2.23             1.20             .73
-------------------------------------------------------------------------------   ------------------------------
Net investment income                                2.65%          2.45             3.61            4.11
-------------------------------------------------------------------------------   ------------------------------


----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
----------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED   DECEMBER 29, 1995
                                                                                   JULY 31,            TO
                                                                                    1997         JULY 31, 1996
----------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)                                        $30,700          10,831
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                  150%             57
----------------------------------------------------------------------------------------------------------------
Average commission rates paid per share on stock
  transactions                                                                    $ .0476           .0460
----------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS FOR ALL PORTFOLIOS:

Total returns do not reflect the effect of any sales charges.

Per share data for the period ended July 31, 1996 was determined based on average shares outstanding.

For the fiscal period ended July 31, 1996, the investment manager agreed to reduce its management fee and absorb certain operating expenses of the Portfolios. If these expense waivers had not been in effect, the expense ratio of each share class would have increased by .06% of average net assets for Horizon 20+, .04% for Horizon 10+ and .05% for Horizon 5. There would have been a corresponding decrease in the net investment income ratio for the period. The waivers were discontinued on August 1, 1996.

NOTES

TRUSTEES AND OFFICERS

TRUSTEES                        OFFICERS

STEPHEN B. TIMBERS              DANIEL BUKOWSKI
President and Trustee           Vice President

JAMES E. AKINS                  WILLIAM M. KNAPP
Trustee                         Vice President

ARTHUR R. GOTTSCHALK            CHARLES R. MANZONI, JR.
Trustee                         Vice President

FREDERICK T. KELSEY             JOHN E. NEAL
Trustee                         Vice President

FRED B. RENWICK                 STEVEN H. REYNOLDS
Trustee                         Vice President

JOHN B. TINGLEFF                PHILIP J. COLLORA
Trustee                         Vice President and
                                Secretary
JOHN G. WEITHERS
Trustee                         JEROME L. DUFFY
                                Treasurer

                                ELIZABETH C. WERTH
                                Assistant Secretary

--------------------------------------------------------------------------------
LEGAL COUNSEL                 VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                              222 North LaSalle Street
                              Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT     ZURICH KEMPER SERVICE COMPANY
                              P.O. Box 419557
                              Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT  INVESTORS FIDUCIARY TRUST COMPANY
                              127 West 10th Street
                              Kansas City, MO 64105

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS          ERNST & YOUNG LLP
                              233 South Wacker Drive
                              Chicago, IL 60606

--------------------------------------------------------------------------------
INVESTMENT MANAGER            ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER         ZURICH KEMPER DISTRIBUTORS, INC.
                              222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com

Printed on recycled paper in the U.S.A.

This report is not to be distributed unless preceded or accompanied by a Kemper Horizon
Fund prospectus.

KHF-2 (9/97) 1036880                                        [KEMPER FUNDS LOGO]